                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]
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[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          AIM VARIABLE INSURANCE FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

(AIM LOGO)

                          AIM VARIABLE INSURANCE FUNDS

                        AIM V.I. AGGRESSIVE GROWTH FUND
                             AIM V.I. BALANCED FUND
                           AIM V.I. BASIC VALUE FUND
                            AIM V.I. BLUE CHIP FUND
                       AIM V.I. CAPITAL APPRECIATION FUND
                       AIM V.I. CAPITAL DEVELOPMENT FUND
                           AIM V.I. CORE EQUITY FUND
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                        AIM V.I. DIVERSIFIED INCOME FUND
                      AIM V.I. GOVERNMENT SECURITIES FUND
                              AIM V.I. GROWTH FUND
                            AIM V.I. HIGH YIELD FUND
                       AIM V.I. INTERNATIONAL GROWTH FUND
                         AIM V.I. LARGE CAP GROWTH FUND
                       AIM V.I. MID CAP CORE EQUITY FUND
                           AIM V.I. MONEY MARKET FUND
                          AIM V.I. PREMIER EQUITY FUND
                         AIM V.I. SMALL CAP EQUITY FUND

                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                                                               February 26, 2004

Dear Contract Owner:

     As you may be aware, AMVESCAP PLC, the parent company of the investment advisor for AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Basic Value Fund, AIM V.I. Blue Chip Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Capital Development Fund, AIM V.I. Core Equity Fund, AIM V.I. Dent Demographic Trends Fund, AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund, AIM V.I. Growth Fund, AIM V.I. High Yield Fund, AIM V.I. International Growth Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Money Market Fund, AIM V.I. Premier Equity Fund and AIM V.I. Small Cap Equity Fund (the "Funds"), has undertaken an integration initiative for its North American mutual fund operations.

     Shares of the Funds are sold to and held by separate accounts of various insurance companies to fund variable annuity or variable life insurance contracts offered by the insurance companies. The separate accounts invest in shares of the Funds in accordance with instructions from variable annuity or variable life contract owners. Except as otherwise might be provided by applicable law, the separate accounts provide pass-through voting to contract owners, and you, as a contract owner, have the right to instruct the separate account on how to vote shares of your Fund held by the separate account under your contract.

     In the first phase of the integration initiative, A I M Distributors, Inc. became the sole distributor for all retail INVESCO Funds and is now the distributor for all retail INVESCO Funds and the retail AIM Funds.

     As a result of this integration initiative, the independent trustees of the Board of Trustees believe that your interests would best be served if the AIM Funds and the INVESCO Funds had a unified board of directors/trustees. The attached proxy statement seeks your vote in favor of the persons nominated to serve as trustees.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card or voting instruction card in the enclosed postage paid return envelope. If you attend the meeting, you may vote in person, with proper authorization from your life insurance company. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote.

                                        Sincerely,

                                        /s/ ROBERT H. GRAHAM

                                        ROBERT H. GRAHAM
                                        Chairman and President

                          AIM VARIABLE INSURANCE FUNDS
                        AIM V.I. AGGRESSIVE GROWTH FUND
                             AIM V.I. BALANCED FUND
                           AIM V.I. BASIC VALUE FUND
                            AIM V.I. BLUE CHIP FUND
                       AIM V.I. CAPITAL APPRECIATION FUND
                       AIM V.I. CAPITAL DEVELOPMENT FUND
                           AIM V.I. CORE EQUITY FUND
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                        AIM V.I. DIVERSIFIED INCOME FUND
                      AIM V.I. GOVERNMENT SECURITIES FUND
                              AIM V.I. GROWTH FUND
                            AIM V.I. HIGH YIELD FUND
                       AIM V.I. INTERNATIONAL GROWTH FUND
                         AIM V.I. LARGE CAP GROWTH FUND
                       AIM V.I. MID CAP CORE EQUITY FUND
                           AIM V.I. MONEY MARKET FUND
                          AIM V.I. PREMIER EQUITY FUND
                         AIM V.I. SMALL CAP EQUITY FUND
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 2, 2004

    We cordially invite you to attend our Special Meeting of Shareholders to:

        1. Elect 16 trustees to the Board of Trustees of AIM Variable Insurance Funds (the "Trust"), each of whom will serve until his or her successor is elected and qualified.

        2. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

    We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on April 2, 2004, at 3:00 p.m., Central Time.

    Shareholders of record of one or more of the Funds as of the close of business on January 9, 2004 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

    Shares of the Funds are sold to and held by separate accounts of various insurance companies to fund variable annuity or variable life insurance contracts offered by the insurance companies. The separate accounts invest in shares of the Funds in accordance with instructions from variable annuity or variable life contract owners. Except as otherwise might be provided by applicable law, the separate accounts provide pass-through voting to contract owners, and you, as a contract owner, have the right to instruct the separate account on how to vote shares of your Fund held by the separate account under your contract.

    The Board is sending this Notice of Special Meeting of Shareholders, Proxy Statement and proxy solicitation materials to (i) all separate accounts, which are the shareholders who owned shares of common stock in the Funds at the close of business on January 9, 2004 (the record date), and (ii) all contract owners who had their variable annuity or variable life contract values allocated to the Funds as of the close of business on January 9, 2004 and who are entitled to instruct the corresponding separate account on how to vote.

    WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE PRESIDENT OF THE TRUST OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          /s/ ROBERT H. GRAHAM
                                          Robert H. Graham
                                          Chairman and President

February 26, 2004

                          AIM VARIABLE INSURANCE FUNDS
                        AIM V.I. AGGRESSIVE GROWTH FUND
                             AIM V.I. BALANCED FUND
                           AIM V.I. BASIC VALUE FUND
                            AIM V.I. BLUE CHIP FUND
                       AIM V.I. CAPITAL APPRECIATION FUND
                       AIM V.I. CAPITAL DEVELOPMENT FUND
                           AIM V.I. CORE EQUITY FUND
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                        AIM V.I. DIVERSIFIED INCOME FUND
                      AIM V.I. GOVERNMENT SECURITIES FUND
                              AIM V.I. GROWTH FUND
                            AIM V.I. HIGH YIELD FUND
                       AIM V.I. INTERNATIONAL GROWTH FUND
                         AIM V.I. LARGE CAP GROWTH FUND
                       AIM V.I. MID CAP CORE EQUITY FUND
                           AIM V.I. MONEY MARKET FUND
                          AIM V.I. PREMIER EQUITY FUND
                         AIM V.I. SMALL CAP EQUITY FUND
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 2, 2004

                                  INTRODUCTION

     Each series of AIM Variable Insurance Funds (the "Trust") is used solely as an investment vehicle for variable annuity and variable life insurance contracts issued by certain life insurance companies. You cannot purchase shares of the Trust directly. As a contract owner of a variable annuity or variable life insurance contract that offers one or more series of the Trust as an investment option, however, you may allocate your contract values to a separate account of the insurance company that invests in a series of the Trust.

     In accordance with current law, the life insurance company separate accounts, which are the shareholders of record of the Trust, in effect, pass along their voting rights to the contract owners. Essentially, each life insurance company seeks instructions as to how its contract owners wish the life insurance company to vote the shares of the Trust (i) technically owned by the life insurance company, but (ii) beneficially owned by the contract owners. The life insurance companies communicate directly with contract owners about the procedures that the life insurance companies follow in seeking instructions and voting shares under the particular separate accounts. Each share of an investment portfolio of the Trust that a contract owner beneficially owns, entitles that contract owner to one vote on each proposal set forth in this Proxy Statement (a fractional share has a fractional vote).

     All references in this Proxy Statement to "shareholder" or "shareholders" shall mean the "contract owner/separate account" or the "contract owners/separate accounts," respectively. All references in this Proxy Statement to "you" or "your" shall mean the "contract owner/separate account." All references in this Proxy Statement to "proxy card" shall mean the "proxy card" or "voting instruction card" you have received from the Board or from your applicable life insurance company.

     Proposal 1 that you are being asked to vote on results from an integration initiative announced on March 27, 2003, by AMVESCAP PLC ("AMVESCAP"), the parent company of A I M Advisors, Inc. ("AIM") and INVESCO Funds Group, Inc. ("INVESCO"), with respect to its North American mutual fund operations. The following additional series of actions are also being taken in connection with AMVESCAP's integration initiative. However, you are not being asked to vote on these items.

     - Using a single distributor for all AMVESCAP mutual funds in the United States, with A I M Distributors, Inc. ("AIM Distributors"), the distributor for the retail mutual funds advised by AIM (the "AIM Funds"), replacing INVESCO Distributors, Inc. as the distributor for the retail mutual funds advised by INVESCO (the "INVESCO Funds") effective July 1, 2003.

     - Integrating back office support and creating a single platform for back office support of AMVESCAP's mutual fund operations in the United States, including such support services as transfer agency and information technology.

     - Rationalizing and streamlining the various AIM Funds and INVESCO Funds, thereby reducing the number of smaller and less efficient funds that compete for limited shareholder assets and consolidating certain funds having similar investment objectives and strategies.

     - Rationalizing the contractual arrangements for the provision of investment advisory and administrative services to the AIM Funds and the INVESCO Funds, with the objective of having AIM become the investment advisor and administrator for each INVESCO Fund.

     - Simplifying the organizational structure of the AIM Funds and the INVESCO Funds so that they are all organized as Delaware statutory trusts, using as few entities as practicable.

     In considering the integration initiative proposed by AMVESCAP, the directors/trustees of the AIM Funds and the directors of the INVESCO Funds who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Funds or their advisors determined that the shareholders of both the AIM Funds and the INVESCO Funds would benefit if one set of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, these directors/trustees agreed to combine the separate boards and create a unified board of directors/trustees. Proposal 1 relates to the election of trustees of your Fund.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT

     We are sending you this Proxy Statement and the enclosed proxy card on behalf of the series portfolios of the Trust listed above (each a "Fund," and together, the "Funds") because the Board of Trustees of the Trust (the "Board") is soliciting your proxy to vote at the Special Meeting of Shareholders and at any adjournments of the Special Meeting (collectively, the "Special Meeting"). This Proxy Statement gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote. Instead, you may simply complete, sign and return the enclosed proxy card.

     The Trust intends to mail this Proxy Statement, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about February 26, 2004 to all shareholders entitled to vote. Shareholders of record of any class of a Fund as of the close of business on January 9, 2004 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of each Fund on the Record Date can be found in Exhibit A. Each share of a Fund is entitled to one vote on each proposal set forth in the table below that applies to the Fund (a fractional share has a fractional vote).

     We have previously sent to shareholders the most recent annual report for their Fund, including financial statements, and the most recent semiannual report succeeding the annual report, if any. The financial statements should be read in conjunction with the disclosure included in this Proxy Statement under the heading "Certain Civil Proceedings and Lawsuits." If you have not received such report(s) or would like to receive an additional copy, please contact A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or call (800) 410-4246. We will furnish such report(s) free of charge.

PROPOSAL TABLE

     The following table summarizes each proposal to be presented at the Special Meeting and the Funds whose shareholders the Board is soliciting with respect to each proposal:

                                                              AFFECTED
PROPOSAL                                                        FUNDS
--------                                                      ---------
1. Electing trustees........................................  All Funds
2. Considering other matters................................  All Funds

TIME AND PLACE OF SPECIAL MEETING

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on April 2, 2004, at 3:00 p.m., Central Time.

VOTING IN PERSON

     If you do attend the Special Meeting and wish to vote in person, you must bring a letter from the insurance company that issued your variable annuity or variable life contract, indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call the Trust at
(800) 952-3502 if you plan to attend the Special Meeting.

VOTING BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of the Trust as follows and in accordance with management's recommendation on other matters:

     - FOR the election of all 16 nominees for trustee of the Trust.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

     If you have given voting instructions you may revoke them only through and in accordance with the procedures of the applicable life insurance company prior to the date of the meeting. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum for the Trust will exist if shareholders entitled to vote one-third of the issued and outstanding shares of the Trust on the Record Date are present at the Special Meeting in person or by proxy.

     Abstentions will count as shares present at the Special Meeting for purposes of establishing a quorum.

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such an adjournment. A shareholder vote may be taken on the proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE PROPOSAL 1

     The affirmative vote of a plurality of votes cast by the shareholders of the Trust is necessary to elect trustees of the Trust at the Special Meeting, meaning that the trustee nominee with the most affirmative votes for a particular slot is elected for that slot. Since the election for trustees is uncontested, the plurality requirement is not a factor. In other words, each nominee needs just one vote to be elected trustee. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal.

PROXY SOLICITATION

     The Trust will solicit proxies for the Special Meeting. The Trust expects to solicit proxies principally by mail, but the Trust may also solicit proxies by telephone, facsimile or personal interview. The Trust's officers will not receive any additional or special compensation for any such solicitation. AMVESCAP or one of its subsidiaries will bear the costs of soliciting proxies, the printing and mailing of this Proxy Statement, the attached Notice of Special Meeting of Shareholders, the enclosed proxy card, and any further solicitation.

OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

SHAREHOLDER PROPOSALS

     As a general matter, the Funds do not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of your Fund, you should send such proposal to the Trust at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a meeting of shareholders, the Trust must receive proposals a reasonable time before proxy materials are prepared for the meeting. Your proposal also must comply with applicable law.

     For a discussion of procedures that you must follow if you want to propose an individual for nomination as a trustee, please refer to the section of this Proxy Statement entitled "Proposal 1 -- Committees of the Board -- Governance Committee."

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

BACKGROUND

     In considering the integration initiative proposed by AMVESCAP, the independent directors/trustees of the AIM Funds and the independent directors of the INVESCO Funds determined that the shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, the Boards of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds agreed to combine the separate boards and create a unified board of directors/trustees.

STRUCTURE OF THE BOARD OF TRUSTEES

     The Board currently consists of 12 persons. Ten of the current trustees are "independent," meaning they are not "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Two of the current trustees are "interested persons" because of their business and financial relationships with the Trust and AIM, the Trust's investment advisor, and/or AIM's parent, AMVESCAP.

NOMINEES FOR TRUSTEES

     The Trust's Governance Committee (which consists solely of independent trustees) has approved the nomination of each of the 12 current trustees, as set forth below, to serve as trustee until his or her successor is elected and qualified. In addition, the Trust's Governance Committee has approved the nomination of four new nominees, as set forth below, to serve as trustee until his or her successor is elected and qualified. These four new nominees were nominated to effect the proposed combination of the Boards of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds.

     Each nominee who is a current trustee serves as a director or trustee of the 19 registered investment companies, consisting of a total of 99 portfolios, that make up the AIM Funds. The business address of each nominee who is a current trustee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     Each new nominee serves as a director of Company, consisting of a total of 13 portfolios. Each new nominee also serves as a director or trustee of 17 of the 19 AIM funds, consisting of a total of 78 portfolios. The business address of each new nominee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each new nominee was recommended to Trust's Governance Committee by the independent trustees of Trust.

     If elected, each nominee who is a current trustee would oversee a total of 18 registered investment companies currently comprising 91 portfolios and each new nominee would oversee a total of 19 registered investment companies currently comprising 112 portfolios.

  NOMINEES WHO CURRENTLY ARE INDEPENDENT TRUSTEES

                                 TRUSTEE       PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH            SINCE          DURING PAST 5 YEARS          OTHER DIRECTORSHIP(S) HELD
----------------------           -------       -----------------------        --------------------------
Frank S. Bayley -- 1939........   2001     Of Counsel, law firm of Baker &  Badgley Funds, Inc. (registered
  Trustee                                  McKenzie                         investment company)
                                           Formerly: Partner, law firm of
                                           Baker & McKenzie
Bruce L. Crockett -- 1944......   1993     Chairman, Crockett Technology    ACE Limited (insurance
  Trustee                                  Associates (technology           company); and Captaris, Inc.
                                           consulting company)              (unified messaging provider)
Albert R. Dowden -- 1941.......   2000     Director of a number of public   Cortland Trust, Inc. (Chairman)
  Trustee                                  and private business             (registered investment
                                           corporations, including the      company); Annuity and Life Re
                                           Boss Group Ltd. (private         (Holdings), Ltd. (insurance
                                           investment and management) and   company)
                                           Magellan Insurance Company
                                           Formerly: Director, President
                                           and Chief Executive Officer,
                                           Volvo Group North America,
                                           Inc.; Senior Vice President, AB
                                           Volvo; and director of various
                                           affiliated Volvo companies
Edward K. Dunn, Jr. -- 1935....   1998     Retired                          None
  Trustee
                                           Formerly: Chairman, Mercantile
                                           Mortgage Corp.; President and
                                           Chief Operating Officer,
                                           Mercantile-Safe Deposit & Trust
                                           Co.; and President, Mercantile
                                           Bankshares Corp.

                                 TRUSTEE       PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH            SINCE          DURING PAST 5 YEARS          OTHER DIRECTORSHIP(S) HELD
----------------------           -------       -----------------------        --------------------------
Jack M. Fields -- 1952.........   1997     Chief Executive Officer, Twenty  Administaff, Discovery Global
  Trustee                                  First Century Group, Inc.        Education Fund (non-profit)
                                           (government affairs company)
                                           and Texana Timber LP
                                           (sustainable forestry company)
Carl Frischling -- 1937........   1993     Partner, law firm of Kramer      Cortland Trust, Inc.
  Trustee                                  Levin Naftalis and Frankel LLP   (registered investment company)
Prema Mathai-Davis -- 1950.....   1998     Formerly: Chief Executive        None
  Trustee                                  Officer, YWCA of the USA
Lewis F. Pennock -- 1942.......   1993     Partner, law firm of Pennock &   None
  Trustee                                  Cooper
Ruth H. Quigley -- 1935........   2001     Retired                          None
  Trustee
Louis S. Sklar -- 1939.........   1993     Executive Vice President,        None
  Trustee                                  Development and Operations
                                           Hines Interests Limited
                                           Partnership (real estate
                                           development company)

  NOMINEES WHO CURRENTLY ARE INTERESTED PERSONS

NAME, YEAR OF BIRTH AND          TRUSTEE       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST   SINCE          DURING PAST 5 YEARS          OTHER DIRECTORSHIP(S) HELD
-------------------------------  -------       -----------------------        --------------------------
Robert H. Graham(1) -- 1946....   1993     Director and Chairman, A I M     None
  Trustee, Chairman and                    Management Group Inc.
President                                  (financial services holding
                                           company); and Director and Vice
                                           Chairman, AMVESCAP PLC and
                                           Chairman of AMVESCAP PLC -- AIM
                                           Division (parent of AIM and a
                                           global investment management
                                           firm)
                                           Formerly: President and Chief
                                           Executive Officer, A I M
                                           Management Group Inc.;
                                           Director, Chairman and
                                           President, A I M Advisors, Inc.
                                           (registered investment
                                           advisor); Director and
                                           Chairman, A I M Capital
                                           Management, Inc. (registered
                                           investment advisor), A I M
                                           Distributors, Inc. (registered
                                           broker dealer), AIM Investment
                                           Services, Inc., (registered
                                           transfer agent), and Fund
                                           Management Company (registered
                                           broker dealer); and Chief
                                           Executive Officer, AMVESCAP
                                           PLC -- Managed Products

NAME, YEAR OF BIRTH AND          TRUSTEE       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST   SINCE          DURING PAST 5 YEARS          OTHER DIRECTORSHIP(S) HELD
-------------------------------  -------       -----------------------        --------------------------
Mark H.                           2003     Director, President and Chief    None
  Williamson(2) -- 1951........            Executive Officer, A I M
  Trustee and Executive Vice               Management Group Inc.
President                                  (financial services holding
                                           company); Director, Chairman
                                           and President, A I M Advisors,
                                           Inc. (registered investment
                                           advisor); Director, A I M
                                           Capital Management, Inc.
                                           (registered investment advisor)
                                           and A I M Distributors, Inc.
                                           (registered broker dealer);
                                           Director and Chairman, AIM
                                           Investment Services, Inc.
                                           (registered transfer agent),
                                           and Fund Management Company
                                           (registered broker dealer); and
                                           Chief Executive Officer,
                                           AMVESCAP PLC -- AIM Division
                                           (parent of AIM and a global
                                           investment management firm)
                                           Formerly: Director, Chairman,
                                           President and Chief Executive
                                           Officer, INVESCO Funds Group,
                                           Inc. and INVESCO Distributors,
                                           Inc.; Chief Executive Officer,
                                           AMVESCAP PLC -- Managed
                                           Products; Chairman and Chief
                                           Executive Officer of
                                           NationsBanc Advisors, Inc.; and
                                           Chairman of NationsBanc
                                           Investments, Inc.

---------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

  NEW NOMINEES WHO WILL BE INDEPENDENT TRUSTEES

                                               PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                           DURING PAST 5 YEARS          OTHER DIRECTORSHIP(S) HELD
----------------------                         -----------------------        --------------------------
Bob R. Baker -- 1936....................   Retired                          None
                                           Formerly President and Chief
                                           Executive Officer, AMC Cancer
                                           Research Center and Chairman
                                           and Chief Executive Officer,
                                           First Columbia Financial
                                           Corporation

James T. Bunch -- 1942..................   Co-President and Founder,        None
                                           Green, Manning & Bunch Ltd.
                                           (investment banking firm) and
                                           Director, Policy Studies and
                                           Van Gilder Insurance
                                           Corporation.

Gerald J. Lewis -- 1933.................   Chairman Lawsuit Resolution      General Chemical Group, Inc.
                                           Services (San Diego,
                                           California)
                                           Formerly Associate Justice of
                                           the California Court of Appeals

Larry Soll, Ph.D. -- 1942...............   Retired                          None

THE BOARD'S RECOMMENDATION ON PROPOSAL 1

     The Board, including the independent trustees of the Board, unanimously recommends that you vote "FOR" these 16 nominees.

COMMITTEES OF THE BOARD

     The Board has five standing committees: an Audit Committee, an Investments Committee, a Valuation Committee, a Governance Committee and a Special Committee Related to Market Timing Issues. These committees will remain as part of the combined Board.

  AUDIT COMMITTEE

     The Audit Committee is comprised entirely of trustees who are not "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act. The current members of the Trust's Audit Committee are Messrs. Dunn (Chair), Pennock, Dr. Mathai-Davis and Miss Quigley (Vice Chair). The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including monitoring the independence, qualifications and performance of such auditors and resolution of disagreements between each Fund's management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) overseeing the financial reporting process of each Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation; (iv) to assist the Board's oversight of each Fund's compliance with legal and regulatory requirements that relate to each Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (v) to the extent required by
Section 10A of the Securities Exchange Act of 1934, to pre-approve all permissible non-audit services that are provided to each Fund by its independent auditors; (vi) to pre-approve, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by each Fund's independent auditors to each Fund's investment advisor and certain other affiliated entities; and (vii) to the extent required by Regulation 14A, to prepare an audit committee report for inclusion in each Fund's annual proxy statement. The financial statements should be read in conjunction with the disclosures, included in this Proxy Statement under the heading "Certain Civil Proceedings and Lawsuits."

  GOVERNANCE COMMITTEE

     The Governance Committee is comprised entirely of trustees who are not "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act. The current members of the Trust's Governance Committee are Messrs. Bayley, Crockett (Chair), Dowden, Fields (Vice Chair) and Sklar. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of the Trust for election or appointment: (a) as additions to the Board,
(b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Trust at meetings called for the election of trustees; (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for selection as chair and vice chair of each such committee;
(iii) reviewing from time to time the compensation payable to the trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Trust.

     After a determination by the Governance Committee that a person should be nominated as an additional trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the 1940 Act (a "disinterested trustee"), or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for a disinterested trustee position on the Board, the Governance Committee will nominate a person for appointment by a majority of the disinterested trustees to add to the Board or to fill the vacancy. Prior to a meeting of the shareholders of the Funds called for the purpose of electing disinterested trustees, the Governance Committee will nominate one or more persons for election as disinterested trustees at such meeting.

     Evaluation by the Governance Committee of a person as a potential nominee to serve as a disinterested trustee, including a person nominated by a shareholder, should result in the following findings by the Governance
Committee: (i) upon advice of independent legal counsel to the disinterested trustees, that the person will qualify as a disinterested trustee and that the person is otherwise qualified under applicable laws and regulations to serve as a trustee of the Trust; (ii) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a disinterested trustee; (iii) with respect to potential nominees to serve as disinterested trustee members of the Audit Committee of the Trust, upon advice of independent legal counsel to the disinterested trustees, that the person: (a) is free of any material relationship with the Funds (other than as a shareholder of the Funds), either directly or as a partner, shareholder or officer of an organization that has a relationship with the Funds, (b) meets the requirements regarding the financial literacy or financial expertise of audit committee members, as set forth from time to time in the New York Stock Exchange listing standards and in any rules promulgated by the SEC that are applicable to investment companies whose shares are listed for trading on a national securities exchange, and (c) meets the director independence requirements for serving on audit committees as set forth from time to time in the New York Stock Exchange listing standards (currently, Section 303A.06), and as set forth in rules promulgated by the SEC under the Securities Exchange Act of 1934, as amended, that are applicable to investment companies whose shares are listed for trading on a national securities exchange (currently, Rule 10A-3(b)(1)(iii));
(iv) that the person can make a positive contribution to the Board and the Funds, with consideration being given to the person's business experience, education and such other factors as the Governance Committee may consider relevant; (v) that the person is of good character and high integrity; and (vi) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Board.

     Consistent with the 1940 Act, the Governance Committee can consider recommendations from management in its evaluation process.

     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance Committee will evaluate nominees recommended by a shareholder to serve as trustees in the same manner as they evaluate nominees identified by the Governance Committee.

     Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Secretary of the Trust the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting. The notice must set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as a trustee all information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A of the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected); and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made:
(a) the name and address of such shareholder, as they appear on the Trust's books, and of such beneficial owner; and (b) the number of shares of each series portfolio of the Trust which are owned of record or beneficially by such shareholder and such beneficial owner.

     A current copy of the Governance Committee's Charter is set forth in Appendix I.

  INVESTMENTS COMMITTEE

     The current members of the Trust's Investments Committee are Messrs. Bayley (Vice Chair), Crockett, Dowden (Chair), Dunn, Fields, Carl Frischling, Pennock and Sklar, Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration.

  VALUATION COMMITTEE

     The current members of the Trust's Valuation Committee are Messrs. Dunn and Pennock (Chair) and Miss Quigley (Vice Chair). The Valuation Committee meets on an ad hoc basis to review matters related to valuation.

  SPECIAL COMMITTEE RELATING TO MARKET TIMING ISSUES

     The current members of Trust's Special Committee Relating to Market Timing Issues are Messrs. Crockett, Dowden and Dunn. The purpose of the Special Committee Relating to Market Timing Issues is to remain informed on matters relating to alleged excessive short term trading in shares of your Fund and the other portfolios of Trust ("market timing") and to provide guidance to special counsel for the independent trustees on market timing issues and related matters between meetings of the independent trustees. During the fiscal year ended December 31, 2003, the Special Committee Relating to Market Timing Issues did not meet.

BOARD AND COMMITTEE MEETING ATTENDANCE

     During the fiscal year ended December 31, 2003, the Board met 12 times, the Audit Committee met 7 times, the Governance Committee met 5 times, the Investments Committee met 4 times and the Valuation Committee met 1 time. The Special Committee Related to Market Timing Issues did not meet. Trustees then serving attended at least 75% of the meetings of the board or applicable committee held during the most recent fiscal year. The Trust is not required to and does not hold annual meetings of shareholders. The Trust's policy regarding Board member attendance at annual meetings of shareholders, if any, is that trustees are encouraged but not required to attend such annual meetings.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

     The Board provides a process for shareholders to send communications to the Board. If any shareholder wishes to communicate with the Board or with an individual trustee, that shareholder should send his, her or its communications to Ivy B. McLemore, First Vice President Corporate Communications. Communications made to Mr. McLemore may be communicated by telephone, e-mail or regular mail to the following address: (713) 214-1904, ivy.mclemore@aiminvestments.com, A I M Management Group Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046. All shareholder communications received by Mr. McLemore shall be promptly forwarded to the individual trustee of the Trust to whom they were addressed or to the full Board, as applicable. Copies of all shareholder communications will also be distributed to the Chairs of each of Trust's Audit Committee, Governance Committee, Investments Committee and Valuation Committee, to counsel for Trust and to counsel for the independent trustees of Trust. Counsel for Trust, upon receipt of their copy of a shareholder communication, shall work with such Chairs and counsel for the independent trustees to determine whether such shareholder communication should be distributed to any trustees to whom it was not sent and whether and in what manner the trustees should respond to such shareholder communication. Responses, if any, to shareholder communications shall be coordinated by counsel for Trust, working with the Chairs and counsel for the independent trustees.

TRUSTEE'S COMPENSATION

     Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds.

Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2003.

                                                                                      TOTAL
                                                                     ESTIMATED     COMPENSATION
                                                                      ANNUAL         FROM ALL
                                                    RETIREMENT     BENEFITS UPON    AIM FUNDS
                                    AGGREGATE        BENEFITS       RETIREMENT         AND
                                  COMPENSATION    ACCRUED BY ALL     FROM ALL        INVESCO
NAME OF TRUSTEE                   FROM TRUST(1)    AIM FUNDS(2)    AIM FUNDS(3)      FUNDS(4)
---------------                   -------------   --------------   -------------   ------------
Frank S. Bayley.................     $20,661         $131,228         $90,000        $159,000
Bruce L. Crockett...............      20,787           46,000          90,000         160,000
Albert R. Dowden................      20,661           57,716          90,000         159,000
Edward K. Dunn, Jr. ............      20,787           94,860          90,000         160,000
Jack M. Fields..................      20,655           28,036          90,000         159,000
Carl Frischling(5)..............      20,787           40,447          90,000         160,000
Prema Mathai-Davis..............      20,787           33,142          90,000         160,000
Lewis F. Pennock................      20,787           49,610          90,000         160,000
Ruth H. Quigley.................      20,787          126,050          90,000         160,000
Louis S. Sklar..................      20,787           72,786          90,000         160,000

---------------

(1) Amounts shown are based on the fiscal year ended December 31, 2003. The total amount of compensation deferred by all trustees of Trust during the fiscal year ended December 31, 2003, including earnings, was $69,120.

(2) During the fiscal year ended December 31, 2003, the total amount of expenses allocated to Trust in respect of such retirement benefits was $42,194.

(3) Amounts shown assume each trustee serves until his or her normal retirement date of age 65 and has completed 10 years of service.

(4) As of November 25, 2003, the AIM Funds and the INVESCO Funds are considered to be part of one fund complex. All trustees currently serve as trustees of 19 registered investment companies advised by AIM.

(5) During the fiscal year ended December 31, 2003, Trust paid $57,631 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of Trust. Mr. Frischling is a partner of such firm.

RETIREMENT PLAN FOR TRUSTEES

     The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

     The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

     Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received the benefits based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit. Payment of benefits under the plan is not secured or funded by the Trust.

DEFERRED COMPENSATION AGREEMENTS

     Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds and INVESCO Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund and INVESCO Fund from which they are deferring compensation.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee of the Board of Trust has appointed Tait, Weller & Baker ("TWB") as Trust's independent public accountants for the fiscal year ending December 31, 2004. The financial statements should be read in conjunction with the disclosures in this Proxy Statement under the heading "Certain Civil Proceedings and Lawsuits." A representative of TWB is expected to be available at the Special Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders. The Audit Committee has considered whether the provision of the services below is compatible with maintaining TWB's independence. The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to Trust ("AIM Affiliates"), that were not required to be pre-approved pursuant to SEC regulations is compatible with maintaining TWB's independence. A copy of the Audit Committee's Pre-Approval of Audit and Non-Audit Services Policies and Procedures is at Appendix II.

FEES BILLED BY TWB RELATED TO TRUST

     TWB billed Trust aggregate fees for services rendered to Trust for the last two fiscal years as follows:

                                                    PERCENTAGE OF FEES                      PERCENTAGE OF FEES
                                                     BILLED APPLICABLE                      BILLED APPLICABLE
                                                       TO NON-AUDIT                            TO NON-AUDIT
                                                     SERVICES PROVIDED                      SERVICES PROVIDED
                                  FEES BILLED FOR    IN 2003 PURSUANT     FEES BILLED FOR    IN 2002 PURSUANT
                                     SERVICES          TO WAIVER OF          SERVICES          TO WAIVER OF
                                    RENDERED TO        PRE-APPROVAL       RENDERED TO THE      PRE-APPROVAL
                                   TRUST IN 2003     REQUIREMENT(1)(2)     TRUST IN 2002    REQUIREMENT(1)(2)
                                  ---------------   -------------------   ---------------   ------------------
Audit Fees......................     $233,000               N/A              $209,200              N/A
Audit-Related Fees..............     $      0                 0%             $      0              N/A
Tax Fees(3).....................     $ 40,000                 0%             $ 36,000              N/A
All Other Fees..................     $      0                 0%             $      0              N/A
                                     --------                                --------
Total Fees......................     $273,000               N/A              $245,200              N/A

TWB billed Trust aggregate non-audit fees of $40,000 for the fiscal year ended 2003, and $36,000 for the fiscal year ended 2002, for non-audit services rendered to Trust.
---------------

(1) Prior to May 6, 2003, the Trust's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(2) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Trust at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Trust during a fiscal year; and (iii) such services are promptly approved by the Trust's Audit Committee prior to the completion of the audit by the Audit Committee.

(3) Tax Fees for the fiscal year ended December 31, 2003 includes fees billed for reviewing tax returns. Tax Fees for the fiscal year ended December 31, 2002 includes fees billed for reviewing tax returns.

FEES BILLED BY TWB RELATED TO AIM AND AIM AFFILIATES

     TWB billed AIM and AIM Affiliates aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                                                   PERCENTAGE OF FEES                             PERCENTAGE OF FEES
                          FEES BILLED FOR NON-     BILLED APPLICABLE     FEES BILLED FOR NON-     BILLED APPLICABLE
                         AUDIT SERVICES RENDERED      TO NON-AUDIT      AUDIT SERVICES RENDERED      TO NON-AUDIT
                             TO AIM AND AIM        SERVICES PROVIDED        TO AIM AND AIM        SERVICES PROVIDED
                         AFFILIATES IN 2003 THAT    IN 2003 PURSUANT    AFFILIATES IN 2002 THAT    IN 2002 PURSUANT
                           WERE REQUIRED TO BE        TO WAIVER OF        WERE REQUIRED TO BE        TO WAIVER OF
                         PRE-APPROVED BY TRUST'S      PRE-APPROVAL      PRE-APPROVED BY TRUST'S      PRE-APPROVAL
                           AUDIT COMMITTEE(1)      REQUIREMENT(2)(3)      AUDIT COMMITTEE(1)      REQUIREMENT(2)(3)
                         -----------------------   ------------------   -----------------------   ------------------
Audit Related Fees.....           $   0                     0%                     N/A                   N/A
Tax Fees...............           $   0                     0%                     N/A                   N/A
All Other Fees.........           $   0                     0%                     N/A                   N/A
                                  -----
Total Fees.............               0                   N/A                      N/A                   N/A

TWB billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2003, and $0 for the fiscal year ended 2002, for non-audit services rendered to AIM and AIM Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Trust ("AIM Affiliates"), that were not required to be pre-approved pursuant to SEC regulations is compatible with maintaining TWB's independence. The Audit Committee determined that the provision of such services is compatible with TWB maintaining independence with respect the Trust.
---------------

(1) Prior to May 6, 2003, the Trust's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

(2) Prior to May 6, 2003, the Trust's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Trust at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Trust during a fiscal year; and (iii) such services are promptly approved by the Trust's Audit Committee prior to the completion of the audit by the Audit Committee.

                     CERTAIN CIVIL PROCEEDINGS AND LAWSUITS

     The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and INVESCO are the subject of a number of such inquiries, as described below.

REGULATORY ACTIONS AND INQUIRIES CONCERNING INVESCO

     On December 2, 2003 each of the SEC and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the chief executive officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

     The SEC complaint, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of
Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the 1940 Act. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

     The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

     The Colorado complaint, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado complaint alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

     No relief is being sought against your Fund or any of the other AIM or INVESCO Funds in any of these complaints.

     In addition, INVESCO has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia and the Colorado Securities Division. INVESCO has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc., and the SEC.

REGULATORY INQUIRIES CONCERNING AIM

     AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon your Fund.

RESPONSE OF THE INDEPENDENT DIRECTORS/TRUSTEES

     The independent directors/trustees (the "independent trustees") of the AIM and INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of INVESCO and AIM currently being conducted by management's outside counsel.

RESPONSE OF AMVESCAP

     AMVESCAP is seeking to resolve both the pending regulatory complaints against INVESCO alleging market timing and the ongoing market timing investigations with respect to INVESCO and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of AIM's and INVESCO's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

     There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of INVESCO and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including your Fund. Your Fund has been informed by AIM that, if AIM is so barred, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

PRIVATE ACTIONS

     In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, INVESCO, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against INVESCO described above. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and
(iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees. The following list identifies such lawsuits that have been served as of February 23, 2004:

          - RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. INVESCO GLOBAL ASSET MANAGEMENT, ET AL., in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622, filed on November 14, 2003.

          - JOEL GOODMAN V. INVESCO FUNDS GROUP, INC., ET AL., in the District Court, City and County of Denver, Colorado (Case Number 03-CV-9268), filed on December 5, 2003.

          - L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC.
            V. AMVESCAP PLC, INVESCO, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003.

          - EDWARD LOWINGER AND SHARON LOWINGER V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003.

          - RICHARD RAVER V. INVESCO FUNDS GROUP, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003.

          - STEVEN B. EHRLICH, ET AL., V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003.

          - PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND A I M ADVISORS, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003.

          - LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., ET AL., in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004.

          - CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004.

     INVESCO has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation recently has ordered that efficiency will be achieved if all actions alleging market timing throughout the mutual fund industry are transferred to the District of Maryland for coordinated pretrial discovery. AIM and INVESCO have informed the AIM and INVESCO Funds that they anticipate that the Panel will issue orders to transfer actions pending against them, including the cases identified above, to the multidistrict litigation as well.

     More detailed information regarding each of the cases identified above is provided in your Fund's statement of additional information. Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against your Fund, INVESCO, AIM, AMVESCAP and related entities and individuals in the future. Information about any similar additional lawsuits will be provided in the statement of additional information.

     As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISOR

     AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the investment advisor for the Funds.

ADMINISTRATOR

     AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the administrator for the Funds.

PRINCIPAL UNDERWRITER

     AIM Distributors, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the principal underwriter for the Funds.

OFFICERS OF THE TRUST

     Information regarding the current officers of the Trust can be found in Exhibit B.

SECURITY OWNERSHIP OF MANAGEMENT

     Information regarding the ownership of each class of each Fund's shares by the trustees, nominees, and current executive officers of the Trust can be found in Exhibit C.

OWNERSHIP OF SHARES

     A list of the name, address and percent ownership of each person who, as of January 9, 2004, to the knowledge of the Trust owned 5% or more of any class of the outstanding shares of each Fund can be found in Exhibit D.

TRUSTEE OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each trustee and nominee as of December 31, 2003 (i) in each Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds and the INVESCO Funds complex.

                                                                 DOLLAR RANGE OF
                                                                EQUITY SECURITIES
                                                                     PER FUND
                                                               INTERESTED TRUSTEES
                                                              ----------------------
                                                              ROBERT H.    MARK H.
                                                               GRAHAM     WILLIAMSON
                                                              ---------   ----------
AIM V.I. Aggressive Growth Fund.............................    None         None
AIM V.I. Balanced Fund......................................    None         None
AIM V.I. Basic Value Fund...................................    None         None
AIM V.I. Blue Chip Fund.....................................    None         None
AIM V.I. Capital Appreciation Fund..........................    None         None
AIM V.I. Capital Development Fund...........................    None         None
AIM V.I. Core Equity Fund...................................    None         None
AIM V.I. Dent Demographic Trends Fund.......................    None         None
AIM V.I. Diversified Income Fund............................    None         None
AIM V.I. Government Securities Fund.........................    None         None
AIM V.I. Growth Fund........................................    None         None
AIM V.I. High Yield Fund....................................    None         None
AIM V.I. International Growth Fund..........................    None         None
AIM V.I. Large Cap Growth Fund..............................    None         None
AIM V.I. Mid Cap Core Equity Fund...........................    None         None
AIM V.I. Money Market Fund..................................    None         None
AIM V.I. Premier Equity Fund................................    None         None
AIM V.I. Small Cap Equity Fund..............................    None         None

                                                      DOLLAR RANGE OF EQUITY SECURITIES PER FUND
                                                                 INDEPENDENT TRUSTEES
                                              ----------------------------------------------------------
                                              FRANK S.   BRUCE L.   ALBERT R.    EDWARD K.      JACK M.
                                               BAYLEY    CROCKETT    DOWDEN     DUNN, JR.(1)   FIELDS(1)
                                              --------   --------   ---------   ------------   ---------
AIM V.I. Aggressive Growth Fund.............    None       None       None          None         None
AIM V.I. Balanced Fund......................    None       None       None          None         None
AIM V.I. Basic Value Fund...................    None       None       None          None         None
AIM V.I. Blue Chip Fund.....................    None       None       None          None         None
AIM V.I. Capital Appreciation Fund..........    None       None       None          None         None
AIM V.I. Capital Development Fund...........    None       None       None          None         None
AIM V.I. Core Equity Fund...................    None       None       None          None         None
AIM V.I. Dent Demographic Trends Fund.......    None       None       None          None         None
AIM V.I. Diversified Income Fund............    None       None       None          None         None
AIM V.I. Government Securities Fund.........    None       None       None          None         None
AIM V.I. Growth Fund........................    None       None       None          None         None
AIM V.I. High Yield Fund....................    None       None       None          None         None
AIM V.I. International Growth Fund..........    None       None       None          None         None
AIM V.I. Large Cap Growth Fund..............    None       None       None          None         None
AIM V.I. Mid Cap Core Equity Fund...........    None       None       None          None         None
AIM V.I. Money Market Fund..................    None       None       None          None         None
AIM V.I. Premier Equity Fund................    None       None       None          None         None
AIM V.I. Small Cap Equity Fund..............    None       None       None          None         None

---------------

(1) Amounts shown include the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                                   DOLLAR RANGE OF EQUITY SECURITIES PER FUND
                                                              INDEPENDENT TRUSTEES
                                         ---------------------------------------------------------------
                                             CARL             PREMA        LEWIS F.   RUTH H.   LOUIS S.
                                         FRISCHLING(1)   MATHAI-DAVIS(1)   PENNOCK    QUIGLEY   SKLAR(1)
                                         -------------   ---------------   --------   -------   --------
AIM V.I. Aggressive Growth Fund........      None             None           None      None       None
AIM V.I. Balanced Fund.................      None             None           None      None       None
AIM V.I. Basic Value Fund..............      None             None           None      None       None
AIM V.I. Blue Chip Fund................      None             None           None      None       None
AIM V.I. Capital Appreciation Fund.....      None             None           None      None       None
AIM V.I. Capital Development Fund......      None             None           None      None       None
AIM V.I. Core Equity Fund..............      None             None           None      None       None
AIM V.I. Dent Demographic Trends Fund..      None             None           None      None       None
AIM V.I. Diversified Income Fund.......      None             None           None      None       None
AIM V.I. Government Securities Fund....      None             None           None      None       None
AIM V.I. Growth Fund...................      None             None           None      None       None
AIM V.I. High Yield Fund...............      None             None           None      None       None
AIM V.I. International Growth Fund.....      None             None           None      None       None
AIM V.I. Large Cap Growth Fund.........      None             None           None      None       None
AIM V.I. Mid Cap Core Equity Fund......      None             None           None      None       None
AIM V.I. Money Market Fund.............      None             None           None      None       None
AIM V.I. Premier Equity Fund...........      None             None           None      None       None
AIM V.I. Small Cap Equity Fund.........      None             None           None      None       None

---------------

(1) Amounts shown include the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                                               DOLLAR RANGE OF EQUITY SECURITIES
                                                                           PER FUND
                                                                     INDEPENDENT NOMINEES
                                                          -------------------------------------------
                                                          BOB R.   JAMES T.   GERALD J.   LARRY SOLL,
                                                          BAKER     BUNCH       LEWIS        PH.D.
                                                          ------   --------   ---------   -----------
AIM V.I. Aggressive Growth Fund.........................   None      None       None         None
AIM V.I. Balanced Fund..................................   None      None       None         None
AIM V.I. Basic Value Fund...............................   None      None       None         None
AIM V.I. Blue Chip Fund.................................   None      None       None         None
AIM V.I. Capital Appreciation Fund......................   None      None       None         None
AIM V.I. Capital Development Fund.......................   None      None       None         None
AIM V.I. Core Equity Fund...............................   None      None       None         None
AIM V.I. Dent Demographic Trends Fund...................   None      None       None         None
AIM V.I. Diversified Income Fund........................   None      None       None         None
AIM V.I. Government Securities Fund.....................   None      None       None         None
AIM V.I. Growth Fund....................................   None      None       None         None
AIM V.I. High Yield Fund................................   None      None       None         None
AIM V.I. International Growth Fund......................   None      None       None         None
AIM V.I. Large Cap Growth Fund..........................   None      None       None         None
AIM V.I. Mid Cap Core Equity Fund.......................   None      None       None         None
AIM V.I. Money Market Fund..............................   None      None       None         None
AIM V.I. Premier Equity Fund............................   None      None       None         None
AIM V.I. Small Cap Equity Fund..........................   None      None       None         None

                        TRUSTEE OWNERSHIP OF FUND SHARES
                            AS OF DECEMBER 31, 2003

                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                               SECURITIES IN ALL REGISTERED INVESTMENT
                                                                  COMPANIES OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE                                                      THE AIM FAMILY OF FUNDS(R)
---------------                                                ---------------------------------------
Robert H. Graham............................................                Over $100,000
Mark H. Williamson..........................................                Over $100,000
Bob R. Baker................................................                Over $100,000
Frank S. Bayley.............................................             $50,001 -- $100,000
James T. Bunch..............................................                Over $100,000
Bruce L. Crockett...........................................             $10,001 -- $50,000
Albert R. Dowden............................................                Over $100,000
Edward K. Dunn, Jr..........................................              Over $100,000(1)
Jack M. Fields..............................................              Over $100,000(1)
Carl Frischling.............................................              Over $100,000(1)
Gerald J. Lewis.............................................             $50,001 -- $100,000
Prema Mathai-Davis..........................................                $1 -- $10,000
Lewis F. Pennock............................................             $50,001 -- $100,000
Ruth H. Quigley.............................................                $1 -- $10,000
Louis S. Sklar..............................................              Over $100,000(1)
Larry Soll..................................................                Over $100,000

---------------

(1) Includes the total amount of compensation deferred by the trustee at his or her election. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   EXHIBIT A
                              SHARES OF THE TRUST
                         OUTSTANDING ON JANUARY 9, 2004

                                                              NUMBER OF SHARES OUTSTANDING
NAME OF FUND (CLASS)                                               ON JANUARY 9, 2004
--------------------                                          ----------------------------
AIM V.I. AGGRESSIVE GROWTH FUND
  Series I Shares...........................................         13,583,137.30
  Series II Shares..........................................            271,689.67
AIM V.I. BALANCED FUND
  Series I Shares...........................................          9,769,673.68
  Series II Shares..........................................            416,267.36
AIM V.I. BASIC VALUE FUND
  Series I Shares...........................................         29,466,099.81
  Series II Shares..........................................         24,208,892.06
AIM V.I. BLUE CHIP FUND
  Series I Shares...........................................         18,777,309.02
  Series II Shares..........................................            198,917.03
AIM V.I. CAPITAL APPRECIATION FUND
  Series I Shares...........................................         44,203,216.42
  Series II Shares..........................................          3,403,997.35
AIM V.I. CAPITAL DEVELOPMENT FUND
  Series I Shares...........................................          7,406,567.81
  Series II Shares..........................................          2,709,288.18
AIM V.I. CORE EQUITY FUND
  Series I Shares...........................................         74,142,074.04
  Series II Shares..........................................            184,166.70
AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
  Series I Shares...........................................         12,600,065.46
  Series II Shares..........................................         11,612,045.63
AIM V.I. DIVERSIFIED INCOME FUND
  Series I Shares...........................................          8,152,913.09
  Series II Shares..........................................             86,748.45
AIM V.I. GLOBAL UTILITIES FUND
  Series I Shares...........................................          1,924,118.12
  Series II Shares..........................................             35,471.47
AIM V.I. GOVERNMENT SECURITIES FUND
  Series I Shares...........................................         42,859,504.00
  Series II Shares..........................................          1,830,414.70
AIM V.I. GROWTH FUND
  Series I Shares...........................................         26,412,825.75
  Series II Shares..........................................            680,435.23
AIM V.I. HIGH YIELD FUND
  Series I Shares...........................................          6,225,798.32
  Series II Shares..........................................            210,567.55

                                                              NUMBER OF SHARES OUTSTANDING
NAME OF FUND (CLASS)                                               ON JANUARY 9, 2004
--------------------                                          ----------------------------
AIM V.I. INTERNATIONAL GROWTH FUND
  Series I Shares...........................................         18,076,137.84
  Series II Shares..........................................            690,178.65
AIM V.I. LARGE CAP GROWTH FUND
  Series I Shares...........................................             50,075.34
  Series II Shares..........................................             50,050.24
AIM V.I. MID CAP CORE EQUITY FUND
  Series I Shares...........................................         24,736,891.37
  Series II Shares..........................................            418,429.46
AIM V.I. MONEY MARKET FUND
  Series I Shares...........................................         75,412,286.50
  Series II Shares..........................................          1,519,156.95
AIM V.I. NEW TECHNOLOGY FUND
  Series I Shares...........................................          5,866,972.03
  Series II Shares..........................................             29,124.01
AIM V.I. PREMIER EQUITY FUND
  Series I Shares...........................................         86,280,414.72
  Series II Shares..........................................          1,121,518.76
AIM V.I. SMALL CAP EQUITY FUND
  Series I Shares...........................................            216,331.40
  Series II Shares..........................................             50,037.40

                                   EXHIBIT B
                             OFFICERS OF THE TRUST

     The following table provides information with respect to the current officers of the Trust. Each officer is elected by each Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by a Board. The business address of each of the following persons is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

NAME, YEAR OF BIRTH AND                 OFFICER
POSITION(S) HELD WITH AIM TRUST          SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------         -------   -------------------------------------------
Robert H. Graham -- 1946..............   1993     Director and Chairman, A I M Management
  Trustee, Chairman and President                 Group Inc. (financial services holding
                                                  company); and Director and Vice Chairman,
                                                  AMVESCAP PLC and Chairman of AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
Mark H. Williamson -- 1951............   2003     Director, President and Chief Executive
  Trustee and Executive Vice President            Officer, A I M Management Group Inc.
                                                  (financial services holding company);
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director, A I M Capital
                                                  Management, Inc. (registered investment
                                                  advisor) and A I M Distributors, Inc.
                                                  (registered broker dealer); Director and
                                                  Chairman, AIM Investment Services, Inc.
                                                  (registered transfer agent), and Fund
                                                  Management Company (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division (parent of AIM
                                                  and a global investment management firm)
                                                  Formerly: Director, Chairman, President and
                                                  Chief Executive Officer, INVESCO Funds
                                                  Group, Inc. and INVESCO Distributors, Inc.;
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; Chairman and Chief
                                                  Executive Officer of NationsBanc Advisors,
                                                  Inc.; and Chairman of NationsBanc
                                                  Investments, Inc.

NAME, YEAR OF BIRTH AND                 OFFICER
POSITION(S) HELD WITH AIM TRUST          SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------         -------   -------------------------------------------
Kevin M. Carome -- 1956...............   2003     Director, Senior Vice President, Secretary
  Senior Vice President                           and General Counsel, A I M Management Group
and Chief Legal Officer                           Inc. (financial services holding company)
                                                  and A I M Advisors, Inc.; Vice President,
                                                  A I M Capital Management, Inc., A I M
                                                  Distributors, Inc. and AIM Investment
                                                  Services, Inc.; and Director, Vice
                                                  President and General Counsel, Fund
                                                  Management Company
                                                  Formerly: Senior Vice President and General
                                                  Counsel, Liberty Financial Companies, Inc.;
                                                  and Senior Vice President and General
                                                  Counsel, Liberty Funds Group, LLC
Robert G. Alley -- 1948...............   1993     Managing Director, Chief Fixed Income
  Vice President                                  Officer and Senior Investment Officer,
                                                  A I M Capital Management, Inc.; and Vice
                                                  President, A I M Advisors, Inc.
Stuart W. Coco -- 1955................   1993     Managing Director and Director of Money
  Vice President                                  Market Research and Special Projects, A I M
                                                  Capital Management, Inc.; and Vice
                                                  President, A I M Advisors, Inc.
Melville B. Cox -- 1943...............   1993     Vice President and Chief Compliance
  Vice President                                  Officer, A I M Advisors, Inc. and A I M
                                                  Capital Management, Inc.; and Vice
                                                  President, AIM Investment Services, Inc.
Sidney M. Dilgren -- 1961.............   2004     Vice President and Fund Treasurer, A I M
  Vice President and Treasurer                    Advisors, Inc.; Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
Karen Dunn Kelley -- 1960.............   1993     Managing Director and Chief Management
  Vice President                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
Edgar M. Larsen -- 1940...............   1999     Vice President, A I M Advisors, Inc., and
  Vice President                                  President, Chief Executive Officer and
                                                  Chief Investment Officer, A I M Capital
                                                  Management, Inc.

                                   EXHIBIT C
                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of the Trust, no trustees, nominees or current executive officers of the Trust owned shares of beneficial interest of any class of any Funds as of January 9, 2004.

                                   EXHIBIT D
                        OWNERSHIP OF SHARES OF THE FUNDS

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of January 9, 2004, to the best knowledge of the Trust owned 5% or more of any class of the outstanding shares of a Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

     The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

     All information listed below is as of January 9, 2004

AIM V.I. AGGRESSIVE GROWTH FUND

                                                  SERIES I      SERIES II      SERIES I    SERIES II
                                                   SHARES         SHARES        SHARES       SHARES
                                                ------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                                SHARES OWNED   SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------            ------------   ------------   ----------   ----------
ALLMERICA FINANCIAL LIFE INS & ANNUITY COMPANY
  ATTN: LYNNE MCENTEGART
  SEP ACCT
  440 LINCOLN STREET
  MAILSTOP S-310
  WORCESTER MA 01653-0001.....................  4,423,005.11           N/A      32.56%*        N/A
GLENBROOK LIFE & ANNUITY CO
  PROPRIETARY ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200......................  2,614,470.48           N/A      19.25%         N/A
GLENBROOK LIFE & ANNUITY
  300 N. MILWAUKEE AVENUE STE AN2N
  VERNON HILLS IL 60061-1553..................           N/A     52,272.83        N/A        19.24%
HARTFORD LIFE AND ANNUITY
  SEPARATE ACCOUNT
  ATTN DAVE TEN BROECK
  P.O. BOX 2999
  HARTFORD CT 06104-2999......................  3,171,937.86           N/A      23.35%         N/A
HARTFORD LIFE AND ANNUITY
  SEPARATE ACCOUNT
  ATTN DAVE TEN BROECK
  P.O. BOX 2999
  HARTFORD CT 06104-2999......................  1,168,878.91           N/A       8.61%         N/A
MINNESOTA LIFE INSURANCE CO
  ATTN A6-5216
  400 ROBERT ST N
  ST PAUL MN 55101-2015.......................           N/A    188,296.78        N/A        69.31%

                                                  SERIES I      SERIES II      SERIES I    SERIES II
                                                   SHARES         SHARES        SHARES       SHARES
                                                ------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                                SHARES OWNED   SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------            ------------   ------------   ----------   ----------
THE GUARDIAN LIFE INS. CO.
  ATTN PAUL IANNELLI
  3900 BURGESS PLACE
  EQUITY ACCPUNTING 3-S
  BETHLEHEM PA 18017-9097.....................           N/A     28,363.05        N/A        10.44%
SAFECO LIFE INSURANCE COMPANY
  ATTN MICHAEL ZHANG
  4854 154TH PLACE NE
  REDMOND WA 98052-9664.......................  1,031,388.15           N/A       7.60%         N/A

---------------

* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. BALANCED FUND

                                                  SERIES I      SERIES II      SERIES I    SERIES II
                                                   SHARES         SHARES        SHARES       SHARES
                                                ------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                                SHARES OWNED   SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------            ------------   ------------   ----------   ----------
ALLSTATE LIFE INS CO OF NEW YORK
  NY PROPRIETARY
  P.O. BOX 94200
  PALATINE IL 60094-4200......................    562,100.58           N/A       5.75%         N/A
ALLSTATE LIFE INS CO
  ATTN FINANCIAL CONTROL -- CIGNA
  P.O. BOX 94200
  PALATINE IL 60094-4200......................    532,103.56           N/A       5.45%         N/A
ALLSTATE LIFE OF NEW YORK
  3100 SANDERS ROAD
  NORTHBROOK IL 60062-7155....................           N/A     60,698.91        N/A        14.58%
GLENBROOK LIFE & ANNUITY CO
  PROPRIETARY ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200......................  5,204,123.30           N/A      53.27%*        N/A
GLENBROOK LIFE & ANNUITY CO
  ATTN GLAC MULTI-MANAGER ACCT
  P.O. BOX 94200
  PALATINE IL 60094-4200......................    582,634.17           N/A       5.96%         N/A
GLENBROOK LIFE & ANNUITY CO
  VA1 AND SPVL ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200......................  1,127,280.38           N/A      11.54%         N/A
GLENBROOK LIFE & ANNUITY
  300 N. MILWAUKEE AVENUE
  STE AN2N
  VERNON HILLS IL 60061-1533..................           N/A    174,101.20        N/A        41.82%
MINNESOTA LIFE INSURANCE CO
  ATTN A6-5216
  400 ROBERT ST N
  ST PAUL MN 55101-2015.......................           N/A    152,151.92        N/A        36.55%

                                                  SERIES I      SERIES II      SERIES I    SERIES II
                                                   SHARES         SHARES        SHARES       SHARES
                                                ------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                                SHARES OWNED   SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------            ------------   ------------   ----------   ----------
TRANSAMERICA LIFE INSURANCE CO
  ATTN FMD ACCTG MS 4410
  4333 EDGEWOOD RD NE
  CEDAR RAPIDS IA 52499.......................           N/A     29,315.33        N/A         7.04%
UNION CENTRAL LIFE INSURANCE
  FBO VARIABLE UNIVERSAL LIFE
  ATTN ROBERTA UJVARY
  PO BOX 40888
  CINCINNATI OH 45240-0888....................  1,280,186.41           N/A      13.10%         N/A

---------------

* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. BASIC VALUE FUND

                                                SERIES I       SERIES II      SERIES I    SERIES II
                                                 SHARES          SHARES        SHARES       SHARES
                                              -------------   ------------   ----------   ----------
                                                NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                              SHARES OWNED    SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER            OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------          -------------   ------------   ----------   ----------
ALLMERICA FINANCIAL LIFE INS & ANNUITY
  COMPANY
  ATTN: LYNNE MCENTEGART
  SEP ACCOUNT
  440 LINCOLN STREET
  MAILSTOP S-310
  WORCESTER MA 01653-0001...................            N/A   9,235,472.86       N/A        38.15%
GLENBROOK LIFE & ANNUITY CO
  PROPRIETARY ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200....................   1,948,835.73            N/A      6.61%         N/A
HARTFORD LIFE AND ANNUITY
  SEPARATE ACCOUNT
  ATTN DAVE TEN BROECK
  PO BOX 2999
  HARTFORD CT 06104-2999....................  18,642,678.50            N/A     63.27%*        N/A
HARTFORD LIFE
  SEPARATE ACCOUNT
  ATTN DAVE TEN BROECK
  PO BOX 2999
  HARTFORD CT 06104-2999....................   5,651,711.03            N/A     19.18%         N/A
NATIONWIDE INSURANCE COMPANY
  NWVA7
  C/O IPO PORTFOLIO ACCOUNTING
  PO BOX 182029
  COLUMBUS OH 43218-2029....................            N/A   1,335,477.39       N/A         5.52%

                                                SERIES I       SERIES II      SERIES I    SERIES II
                                                 SHARES          SHARES        SHARES       SHARES
                                              -------------   ------------   ----------   ----------
                                                NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                              SHARES OWNED    SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER            OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------          -------------   ------------   ----------   ----------
TRANSAMERICA LIFE INSURANCE CO
  LANDMARK
  ATTN FMD OPERATIONAL ACCOUNTING
  4333 EDGEWOOD RD NE
  CEDAR RAPIDS IA 52499-0001................            N/A   5,491,758.46       N/A        22.69%
TRANSAMERICA LIFE INSURANCE CO
  EXTRA
  ATTN FMD OPERATIONAL ACCOUNTING
  4333 EDGEWOOD DR NE
  CEDAR RAPIDS IA 52499-0001................            N/A   2,031,653.15       N/A         8.40%

---------------

* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. BLUE CHIP FUND

                                                  SERIES I      SERIES II      SERIES I    SERIES II
                                                   SHARES         SHARES        SHARES       SHARES
                                                ------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                                SHARES OWNED   SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------            ------------   ------------   ----------   ----------
ALLMERICA FINANCIAL LIFE INS & ANNUITY COMPANY
  ATTN: LYNNE MCENTEGART
  SEP ACCOUNT
  440 LINCOLN STREET
  MAILSTOP S-310
  WORCESTER MA 01653-0001.....................  3,539,853.75           N/A      18.85%*        N/A
ALLSTATE LIFE OF NEW YORK
  3100 SANDERS ROAD
  NORTHBROOK IL 60061-7155....................           N/A     53,454.36        N/A        26.87%
ALLSTATE LIFE INS CO OF NEW YORK
  NY PROPRIETARY
  P.O. BOX 94200
  PALATINE IL 60094-4200......................    996,779.07           N/A       5.31%         N/A
GLENBROOK LIFE & ANNUITY CO
  PROPRIETARY ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200......................  3,556,062.69           N/A      18.94%         N/A
GLENBROOK LIFE & ANNUITY CO
  300 N. MILWAUKEE AVENUE
  STE AN2N
  VERNON HILLS IL 60061-1533..................           N/A    145,441.03        N/A        73.12%

                                                  SERIES I      SERIES II      SERIES I    SERIES II
                                                   SHARES         SHARES        SHARES       SHARES
                                                ------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                                SHARES OWNED   SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------            ------------   ------------   ----------   ----------
HARTFORD LIFE
  SEPARATE ACCOUNT
  ATTN DAVE TEN BROECK
  P.O. BOX 2999
  HARTFORD CT 06104-2999......................  2,576,932.95           N/A      13.72%         N/A
HARTFORD LIFE AND ANNUITY
  SEPARATE ACCOUNT
  ATTN: DAVE TEN BROECK
  PO BOX 2999
  HARTFORD CT 06104-2999......................  6,641,997.86           N/A      35.37%*        N/A

---------------

* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. CAPITAL APPRECIATION FUND

                                                 SERIES I      SERIES II      SERIES I    SERIES II
                                                  SHARES         SHARES        SHARES       SHARES
                                               ------------   ------------   ----------   ----------
                                                NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                               SHARES OWNED   SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER            OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------           ------------   ------------   ----------   ----------
ALLSTATE LIFE INSURANCE CO
  ATTN AIM VI-AIMVA3
  3100 SANDERS RD STE K4A
  NORTHBROOK IL 60062-7154...................           N/A     217,621.58       N/A         6.39%
ALLSTATE LIFE INSURANCE CO
  ATTN FINANCIAL CONTROL -- CIGNA
  P.O. BOX 94200
  PALATINE IL 60094-4200.....................  4,581,196.46            N/A     10.36%         N/A
GLENBROOK LIFE & ANNUITY CO
  VA 1 AND SPVL ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200.....................  2,360,028.20            N/A      5.34%         N/A
GLENBROOK LIFE & ANNUITY CO
  PROPRIETARY ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200.....................  2,234,559.94            N/A      5.06%         N/A
IDS LIFE INSURANCE CO
  IDS TOWER 10T11/340
  MINNEAPOLIS MN 55440.......................  4,086,137.28            N/A      9.24%         N/A
IDS LIFE INSURANCE CO
  222 AXP FINANCIAL CENTER
  MINNEAPOLIS MN 55474-0002..................           N/A   1,613,925.62       N/A        47.41%
ING LIFE INSURANCE AND ANNUITY CO
  CONVEYOR TN41
  151 FARMINGTON AVE
  HARTFORD CT 06156-0001.....................  6,248,599.38            N/A     14.14%         N/A
MERRILL LYNCH PIERCE FENNER & SMITH
  FBO THE SOLE BENEFIT OF CUSTOMERS
  4800 DEER LAKE DR EAST
  JACKSONVILLE FL 32246-6484.................  4,940,128.04            N/A     11.18%         N/A

                                                 SERIES I      SERIES II      SERIES I    SERIES II
                                                  SHARES         SHARES        SHARES       SHARES
                                               ------------   ------------   ----------   ----------
                                                NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                               SHARES OWNED   SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER            OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------           ------------   ------------   ----------   ----------
TRANSAMERICA LIFE INSURANCE CO
  LANDMARK
  ATTN MFD OPERATIONAL ACCOUNTING
  4333 EDGEWOOD RD NE
  CEDAR RAPIDS IA 52499-0001.................           N/A     515,887.74       N/A        15.16%
TRANSAMERICA LIFE INSURANCE CO
  EXTRA
  ATTN FMD OPERATIONAL ACCOUNTING
  4333 EDGEWOOD RD NE
  CEDAR RAPIDS IA 52499-0001.................           N/A     184,864.88       N/A         5.43%

AIM V.I. CAPITAL DEVELOPMENT FUND

                                                 SERIES I      SERIES II      SERIES I    SERIES II
                                                  SHARES         SHARES        SHARES       SHARES
                                               ------------   ------------   ----------   ----------
                                                NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                               SHARES OWNED   SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER            OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------           ------------   ------------   ----------   ----------
ALLMERICA FINANCIAL LIFE INS & ANNUITY
  COMPANY
  ATTN: LYNNE MCENTEGART
  SEP ACCOUNT
  440 LINCOLN STREET
  MAILSTOP S-310
  WORCESTER MA 01653-0001....................           N/A     303,146.91       N/A        11.19%
GLENBROOK LIFE & ANNUITY CO
  PROPRIETARY ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200.....................  1,325,922.63            N/A     17.90%         N/A
IDS LIFE INSURANCE CO
  IDS TOWER 10T11/340
  MINNEAPOLIS MN 55440.......................  4,936,250.22            N/A     66.65%*        N/A
IDS LIFE INSURANCE CO RAVA
  222 AXP FINANCIAL CENTER
  MINNEAPOLIS MN 55474-0002..................           N/A   1,716,378.37       N/A        63.35%
JOHN HANCOCK
  JOHN HANCOCK SIGNATURE SERVICES
  FUND OPERATIONS 5TH FLOOR
  529 MAIN STREET
  CHARLES, MA 02129..........................           N/A     207,960.61       N/A         7.68%
NATIONWIDE INSURANCE COMPANY
  NWVA7
  C/O IPO PORTFOLIO ACCOUNTING
  PO BOX 182029
  COLUMBUS OH 43218-2029.....................           N/A     194,396.04       N/A         7.18%

---------------

* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. CORE EQUITY FUND

                                                 SERIES I       SERIES II      SERIES I    SERIES II
                                                  SHARES          SHARES        SHARES       SHARES
                                               -------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                               SHARES OWNED    SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------           -------------   ------------   ----------   ----------
GLENBROOK LIFE & ANNUITY CO
  300 N. MILWAUKEE AVE STE AN2N
  VERNON HILLS IL 60061-1533.................            N/A     16,942.28        N/A         9.20%
IDS LIFE INSURANCE CO
  IDS TOWER 10T11/340
  MINNEAPOLIS MN 55440.......................  43,705,304.64           N/A      58.95%*        N/A
ING LIFE INSURANCE AND ANNUITY CO
  CONVEYOR TN41
  151 FARMINGTON AVE
  HARTFORD CT 06156-0001.....................   6,026,974.26           N/A       8.13%         N/A
PRUDENTIAL INSURANCE CO OF AMERICA
  ATTN IGG FINL REP SEP ACCTS
  NJ-02-07-01
  213 WASHINGTON ST 7TH FL
  NEWARK NJ 07102-2992.......................   4,573,951.89           N/A       6.17%         N/A
SAGE LIFE ASSURANCE OF AMERICA
  969 HIGH RIDGE ROAD STE 200
  STAMFORD CT 06905-1608.....................            N/A    115,407.41        N/A        62.66%
SUN LIFE FINANCIAL
  P.O. BOX 9137
  WELLESLEY HILLS MA 02481-9137..............            N/A     20,379.18        N/A        11.07%
TRANSAMERICA LIFE INSURANCE CO
  RIB III
  ATTN FMD OPERATIONAL ACCOUNTING
  4333 EDGEWOOD RD NE
  CEDAR RAPIDS IA 52499-0001.................            N/A     14,017.21        N/A         7.61%

---------------

* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                                                SERIES I       SERIES II      SERIES I    SERIES II
                                                 SHARES         SHARES         SHARES       SHARES
                                              ------------   -------------   ----------   ----------
                                               NUMBER OF       NUMBER OF     PERCENTAGE   PERCENTAGE
                                              SHARES OWNED   SHARES OWNED     OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER           OF RECORD       OF RECORD       RECORD       RECORD
------------------------------------          ------------   -------------   ----------   ----------
GLENBROOK LIFE & ANNUITY CO
  PROPRIETARY ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200....................  2,222,613.36             N/A     17.64%         N/A
ING USA ANNUITY AND LIFE INS. CO.
  1475 DUNWOODY DRIVE
  WEST CHESTER, PA 19380-1478...............           N/A   11,400,934.35       N/A        98.18%*
HARTFORD LIFE AND ANNUITY
  SEPARATE ACCOUNT
  ATTN DAVE TEN BROECK
  P.O. BOX 2999
  HARTFORD CT 06104-2999....................  4,616,035.28             N/A     36.64%*        N/A

                                                SERIES I       SERIES II      SERIES I    SERIES II
                                                 SHARES         SHARES         SHARES       SHARES
                                              ------------   -------------   ----------   ----------
                                               NUMBER OF       NUMBER OF     PERCENTAGE   PERCENTAGE
                                              SHARES OWNED   SHARES OWNED     OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER           OF RECORD       OF RECORD       RECORD       RECORD
------------------------------------          ------------   -------------   ----------   ----------
HARTFORD LIFE
  SEPARATE ACCOUNT
  ATTN DAVE TEN BROECK
  P.O. BOX 2999
  HARTFORD CT 06104-2999....................  1,123,659.45             N/A      8.92%         N/A
RELIASTAR LIFE INSURANCE CO
  FBO SELECT LIFE 2/3
  RTE 5106 PO BOX 20
  MINNEAPOLIS MN 55440-0020.................  2,514,593.42             N/A     19.96%         N/A

---------------

* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. DIVERSIFIED INCOME FUND

                                                  SERIES I      SERIES II      SERIES I    SERIES II
                                                   SHARES         SHARES        SHARES       SHARES
                                                ------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                                SHARES OWNED   SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------            ------------   ------------   ----------   ----------
ALLSTATE LIFE INSURANCE CO
  ATTN FINANCIAL CONTROL -- CIGNA
  P.O. BOX 94200
  PALATINE IL 60094-4200......................  2,053,247.21          N/A       25.18%*        N/A
ALLSTATE LIFE OF NEW YORK
  3100 SANDERS ROAD
  NORTHBROOK IL 60062-7155....................           N/A    22,007.89         N/A        25.37%
GENERAL AMERICAN LIFE INSURANCE
  SEPARATE ACCOUNTS B1-08
  13045 TESSON FERRY RD
  ST LOUIS MO 63128-3499......................    549,607.25          N/A        6.74%         N/A
GLENBROOK LIFE & ANNUITY CO
  PROPRIETARY ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200......................  2,120,101.11          N/A       26.00%*        N/A
GLENBROOK LIFE & ANNUITY CO
  VA1 AND SPV L ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200......................  1,582,669.03          N/A       19.41%         N/A
GLENBROOK LIFE & ANNUITY
  300 N. MILWAUKEE AVENUE
  STE AN2N
  VERNON HILLS IL 60061-1553..................           N/A    64,740.55         N/A        74.63%

---------------

* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. GLOBAL UTILITIES FUND

                                                  SERIES I      SERIES II      SERIES I    SERIES II
                                                   SHARES         SHARES        SHARES       SHARES
                                                ------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                                SHARES OWNED   SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------            ------------   ------------   ----------   ----------
ALLSTATE LIFE INSURANCE CO
  ATTN FINANCIAL CONTROL -- CIGNA
  P.O. BOX 94200
  PALATINE IL 60094-4200......................   393,997.06           N/A       20.48%         N/A
ALLSTATE LIFE OF NEW YORK
  3100 SANDERS RD
  NORTHBROOK IL 60062-7155....................          N/A      7,627.10         N/A        21.50%
GLENBROOK LIFE & ANNUITY CO
  PROPRIETARY ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200......................   637,307.03           N/A       33.12%*        N/A
GLENBROOK LIFE & ANNUITY CO
  VA 1 AND SPVL ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200......................   338,653.79           N/A       17.60%         N/A
GLENBROOK LIFE & ANNUITY
  300 N. MILWAUKEE AVENUE
  STE AN2N
  VERNON HILLS IL 60061-1533..................          N/A     25,061.34         N/A        70.65%
GUARDIAN INSURANCE & ANNUITY CO
  ATTN EQUITY ACCOUNTING
  DEPT 3-S-18
  3900 BURGESS PL
  BETHLEHEM PA 18017-9097.....................   282,366.56           N/A       14.68%         N/A
ANNUITY INVESTORS LIFE INSURANCE
  580 WALNUT
  CINCINNATI, OH 45202........................          N/A      2,251.57         N/A         6.35%

---------------

* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. GOVERNMENT SECURITIES FUND

                                                  SERIES I      SERIES II      SERIES I    SERIES II
                                                   SHARES         SHARES        SHARES       SHARES
                                                ------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                                SHARES OWNED   SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------            ------------   ------------   ----------   ----------
ALLSTATE LIFE OF NEW YORK
  3100 SANDERS ROAD
  NORTHBROOK IL 60062-7155....................           N/A    348,823.91        N/A        19.06%
GLENBROOK LIFE & ANNUITY CO
  PROPRIETARY ACCOUNT
  PO BOX 94200
  PALATINE IL 60094-4200......................  3,311,138.86           N/A       7.73%         N/A
GLENBROOK LIFE & ANNUITY CO
  300 N. MILWAUKEE AVE STE AN2N
  VERNON HILLS IL 60061-1533..................           N/A    197,498.66        N/A        10.79%
HARTFORD LIFE AND ANNUITY
  SEPARATE ACCOUNT
  ATTN DAVE TEN BROECK
  PO BOX 2999
  HARTFORD CT 06104-2999......................  20,479,903.98          N/A      47.78%*        N/A
HARTFORD LIFE
  SEPARATE ACCOUNT
  ATTN DAVE TEN BROECK
  P.O. BOX 2999
  HARTFORD CT 06104-2999......................  6,958,276.39           N/A      16.24%         N/A
THE GUARDIAN LIFE INS. CO.
  ATTN PAUL IANNELLI
  3900 BURGESS PLACE
  EQUITY ACCPUNTING 3-S
  BETHLEHEM PA 18017-9097.....................           N/A    213,287.63        N/A        11.65%
SAGE LIFE ASSURANCE OF AMERICA
  969 HIGH RIDGE ROAD, STE 200
  STAMFORD CT 06905...........................           N/A    334,419.60        N/A        18.27%
SECURITY LIFE OF DENVER
  VARIABLE OPERATIONS
  1290 BROADWAY
  DENVER CO 80203-2122........................  2,500,837.22           N/A       5.84%         N/A
THE LINCOLN NATIONAL LIFE INS CO
  ATTN SHIRLEY SMITH
  1300 SOUTH CLINTON STREET
  FORT WAYNE IN 46802-3506....................           N/A    346,795.08        N/A        18.95%
TRANSAMERICA LIFE INSURANCE CO
  PREFERRED ADVANTAGE
  ATTN FMD OPERATIONAL ACCOUNTING
  4333 EDGEWOOD RD NE
  CEDAR RAPIDS IA 52499.......................           N/A    375,074.46        N/A        20.49%

---------------

* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. GROWTH FUND

                                                  SERIES I      SERIES II      SERIES I    SERIES II
                                                   SHARES         SHARES        SHARES       SHARES
                                                ------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                                SHARES OWNED   SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------            ------------   ------------   ----------   ----------
ALLSTATE LIFE INSURANCE CO
  ATTN FINANCIAL CONTROL -- CIGNA
  P.O. BOX 94200
  PALATINE IL 60094-4200......................  3,170,696.64           N/A      12.00%         N/A
GLENBROOK LIFE & ANNUITY CO
  PROPRIETARY ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200......................  3,084,545.39           N/A      11.68%         N/A
GLENBROOK LIFE & ANNUITY CO
  VA 1 AND SPVL ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200......................  1,776,998.34           N/A       6.73%         N/A
ING USA ANNUITY AND LIFE INS CO
  1475 DUNWOODY DRIVE
  WEST CHESTER PA 19380-1478..................           N/A    198,866.65        N/A        29.23%
ING LIFE INSURANCE AND ANNUITY CO
  CONVEYOR TN41
  151 FARMINGTON AVE
  HARTFORD CT 06156-0001......................  3,703,553.14           N/A      14.02%         N/A
LINCOLN LIFE
  FLEXIBLE PREMIUM VARIABLE LIFE ACCT
  M/VUL-1 SA-M
  ATTN KAREN GERKE
  1300 CLINTON ST
  MAIL STOP 4CO1
  FORT WAYNE IL 46802-3518....................  3,530,338.62           N/A      13.37%         N/A
SUN LIFE FINANCIAL
  RETIREMENT PRODUCTS & SERVICES
  PO BOX 9134
  WELLESLEY HILLS, MA 02481-9134..............  2,475,578.68           N/A       9.37%         N/A
SUN LIFE FINANCIAL
  P.O. BOX 9137
  WELLESLEY HILLS MA 02481-9137...............           N/A     37,957.01        N/A         5.58%
THE LINCOLN NATIONAL LIFE INS CO
  ATTN SHIRLEY SMITH
  1300 SOUTH CLINTON STREET
  FORT WAYNE IN 46802-3506....................           N/A    327,988.89        N/A        48.20%
PRINCIPAL LIFE INSURANCE COMPANY
  ATTN: CHAD NICHOLS G-008-N20
  711 HIGH STREET
  DES MOINES, IA 50392-0002...................  1,370,661.72           N/A       5.18%         N/A
THE GUARDIAN LIFE INS. CO.
  ATTN PAUL IANNELLI
  3900 BURGESS PLACE
  EQUITY ACCPUNTING 3-S
  BETHLEHEM PA 18017-9097.....................           N/A     43,722.15        N/A         6.43%

AIM V.I. HIGH YIELD FUND

                                                  SERIES I      SERIES II      SERIES I    SERIES II
                                                   SHARES         SHARES        SHARES       SHARES
                                                ------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                                SHARES OWNED   SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------            ------------   ------------   ----------   ----------
ALLMERICA FINANCIAL LIFE INS & ANNUITY CO
  ATTN: LYNNE MCENTEGART SEP ACCT
  440 LINCOLN STREET
  MAILSTOP S-310
  WORCESTER MA 01653-0001.....................    388,055.86           N/A       6.23%         N/A
ALLSTATE LIFE INSURANCE CO
  ATTN FINANCIAL CONTROL -- CIGNA
  P.O. BOX 94200
  PALATINE IL 60094-4200......................    586,449,53           N/A       9.42%         N/A
ALLSTATE LIFE OF NEW YORK
  3100 SANDERS ROAD
  NORTHBROOK IL 60062-7155....................           N/A    106,900.45        N/A        50.77%
GLENBROOK LIFE & ANNUITY CO
  PROPRIETARY ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200......................  2,665,909.09           N/A      42.82%*        N/A
GLENBROOK LIFE & ANNUITY CO
  VA 1 AND SPVL ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200......................    597,438.49           N/A       9.60%         N/A
GLENBROOK LIFE & ANNUITY CO
  300 N. MILWAUKEE
  AVENUE STE AN2N
  VERNON HILLS IL 60061-1533..................           N/A    103,667.10        N/A        49.23%
HARTFORD LIFE INSURANCE CO
  SEPARATE ACCOUNT 2
  ATTN DAVID TEN BROECK
  PO BOX 2999
  HARTFORD CT 06104-2999......................  1,310,294.72           N/A      21.05%         N/A

---------------

* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. INTERNATIONAL GROWTH FUND

                                                  SERIES I      SERIES II      SERIES I    SERIES II
                                                   SHARES         SHARES        SHARES       SHARES
                                                ------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                                SHARES OWNED   SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------            ------------   ------------   ----------   ----------
ALLSTATE LIFE INSURANCE CO
  ATTN: FINANCIAL CONTROL -- CIGNA
  P.O. BOX 94200
  PALATINE IL 60094-4200......................  2,501,379.13           N/A      13.84%         N/A
GLENBROOK LIFE & ANNUITY CO
  VA 1 AND SPVL ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200......................  1,333,134.28           N/A       7.38%         N/A

                                                  SERIES I      SERIES II      SERIES I    SERIES II
                                                   SHARES         SHARES        SHARES       SHARES
                                                ------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                                SHARES OWNED   SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------            ------------   ------------   ----------   ----------
GLENBROOK LIFE & ANNUITY CO
  PROPRIETARY ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200......................  1,242,905.65           N/A       6.88%         N/A
LINCOLN NATIONAL LIFE INSURANCE COMPANY
  1300 S. CLINTON STREET
  FORT WAYNE IN 46802-3518....................  1,378,136.01           N/A       7.62%         N/A
LINCOLN NATIONAL LIFE INSURANCE COMPANY
  1300 S. CLINTON STREET
  FORT WAYNE IN 46802-3518....................           N/A    218,326.84        N/A        31.63%
MERRILL LYNCH PIERCE FENNER & SMITH
  FBO THE SOLE BENEFIT OF CUSTOMERS
  4800 DEER LAKE DR EAST
  JACKSONVILLE FL 32246-6484..................  1,192,856.23           N/A       6.60%         N/A
SAGE LIFE ASSURANCE OF AMERICA
  969 HIGH RIDGE RD
  STE 200
  STAMFORD CT 06905-1608......................           N/A    256,413.30        N/A        37.15%
SUN LIFE FINANCIAL
  RETIREMENT PRODUCTS & SERVICES
  PO BOX 9134
  WELLESLEY HILLS, MA 02481-9134..............  1,849,241.61           N/A      10.23%         N/A
SUN LIFE ASSURANCE CO OF CANADA (U.S.)
  P.O. BOX 9137
  WELLESLEY HILLS MA 02481-9137...............  1,814,632.51     45,005.58      10.04%        6.52%
NATIONWIDE INS. CO
  C/O IPO PORTFOLIO ACCT
  P.O. BOX 182029
  COLUMBUS OH 43218-2029......................           N/A    101,962.89        N/A        14.77%

AIM V.I. LARGE CAP GROWTH FUND

                                                  SERIES I      SERIES II      SERIES I    SERIES II
                                                   SHARES         SHARES        SHARES       SHARES
                                                ------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                                SHARES OWNED   SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------            ------------   ------------   ----------   ----------
A I M ADVISORS, INC
  ATTN: DAVID HESSEL
  11 GREENWAY PLAZA, STE 100
  HOUSTON, TEXAS 77046-1173...................   50,075.34      50,050.24       100%*        100%*

---------------

* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. MID CAP CORE EQUITY FUND

                                                 SERIES I       SERIES II      SERIES I    SERIES II
                                                  SHARES          SHARES        SHARES       SHARES
                                               -------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                               SHARES OWNED    SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------           -------------   ------------   ----------   ----------
GLENBROOK LIFE & ANNUITY CO
  300 N. MILWAUKEE AVENUE STE AN2N
  VERNON HILLS IL 60061-1533.................            N/A    121,844.92        N/A        29.12%
HARTFORD LIFE AND ANNUITY
  SEPARATE ACCOUNT
  ATTN DAVE TEN BROECK
  PO BOX 2999
  HARTFORD CT 06104-2999.....................  17,327,168.75           N/A      70.05%*        N/A
HARTFORD LIFE
  SEPARATE ACCOUNT
  ATTN DAVE TEN BROECK
  PO BOX 2999
  HARTFORD CT 06104-2999.....................   4,732,168.35           N/A      19.13%         N/A
PAUL IANNELLI
  3900 BURGESS PLACE
  EQUITY ACCPUNTING 3-S
  BETHLEHEM PA 18017-9097....................            N/A     52,812.92        N/A        12.62%
TRAVELERS INSURANCE COMPANY
  ATTN SHAREHOLDER ACCOUNTING
  ONE TOWER SQ 6MS
  HARTFORD CT 06183-0002.....................            N/A    114,270.68        N/A        27.31%
TRAVELERS LIFE & ANNUITY COMPANY
  ATTN SHAREHOLDER ACCOUNTING
  ONE TOWER SQ 6MS
  HARTFORD CT 06183-0002.....................            N/A     24,051.85        N/A         5.75%
TRANSAMERICA LIFE INSURANCE CO
  PREFERRED ADVANTAGE
  ATTN FMD OPERATIONAL ACCOUNTING
  4333 EDGEWOOD RD NE
  CEDAR RAPIDS IA 52499......................            N/A     22,225.99        N/A         5.31%
SECURITY BENEFIT LIFE
  C/O VA DEPT
  1 SW SECURITY BENEFIT PLZ
  TOPEKA, KA 66636-1000......................            N/A     36,700.04        N/A         8.77%
JEFFERSON NATIONAL INS CO
  9920 CORPORATE CAMPUS DR, STE. 1000
  LOUISVILLE, KY 40223.......................            N/A     31,081.77        N/A         7.43%

---------------

* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. MONEY MARKET FUND

                                                 SERIES I       SERIES II      SERIES I    SERIES II
                                                  SHARES          SHARES        SHARES       SHARES
                                               -------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                               SHARES OWNED    SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------           -------------   ------------   ----------   ----------
ALLSTATE LIFE INSURANCE CO
  ATTN FINANCIAL CONTROL -- CIGNA
  P.O. BOX 94200
  PALATINE IL 60094-4200.....................  14,741,942.38           N/A      19.55%         N/A
ALLSTATE LIFE OF NEW YORK
  3100 SANDERS ROAD
  NORTHBROOK IL 60062-7155...................            N/A    565,356.91        N/A        37.21%
GLENBROOK LIFE & ANNUITY CO
  PROPRIETARY ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200.....................  28,190,779.59           N/A      37.38%*        N/A
GLENBROOK LIFE & ANNUITY CO
  VA 1 AND SPVL ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200.....................  14,904,940.98           N/A      19.76%         N/A
GLENBROOK LIFE & ANNUITY CO
  300 N. MILWAUKEE AVENUE STE AN2N
  VERNON HILLS IL 60061-1533.................            N/A    953,800.04        N/A        62.78%
SAGE LIFE ASSURANCE OF AMERICA
  969 HIGHRIDGE RD, STE 200
  STAMFORD, CT 06905-1608....................  10,171,010.30           N/A      13.49%         N/A

---------------

* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. NEW TECHNOLOGY FUND

                                                  SERIES I      SERIES II      SERIES I    SERIES II
                                                   SHARES         SHARES        SHARES       SHARES
                                                ------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                                SHARES OWNED   SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------            ------------   ------------   ----------   ----------
ALLSTATE LIFE INSURANCE CO OF NEW YORK
  NY PROPRIETARY
  P.O. BOX 94200
  PALATINE IL 60094-4200......................    346,897.87          N/A        5.91%         N/A
ALLSTATE LIFE OF NEW YORK
  3100 SANDERS ROAD
  NORTHBROOK IL 60062-7155....................           N/A     4,162.57         N/A        14.29%
GENERAL AMERICAN LIFE INSURANCE
  SEPARATE ACCOUNTS B1-08
  13045 TESSON FERRY RD
  ST LOUIS MO 63128-3499......................  2,531,226.52          N/A       43.14%*        N/A

                                                  SERIES I      SERIES II      SERIES I    SERIES II
                                                   SHARES         SHARES        SHARES       SHARES
                                                ------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                                SHARES OWNED   SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------            ------------   ------------   ----------   ----------
GLENBROOK LIFE & ANNUITY CO
  PROPRIETARY ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200......................  2,123,915.73          N/A       36.20%*        N/A
GLENBROOK LIFE & ANNUITY CO
  300 N. MILWAUKEE AVENUE STE AN2N
  VERNON HILLS IL 60061-1533..................           N/A    24,961.38         N/A        85.71%

---------------

* Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM V.I. PREMIER EQUITY FUND

                                                 SERIES I       SERIES II      SERIES I    SERIES II
                                                  SHARES          SHARES        SHARES       SHARES
                                               -------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                               SHARES OWNED    SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------           -------------   ------------   ----------   ----------
ALLSTATE LIFE INSURANCE CO
  ATTN FINANCIAL CONTROL -- CIGNA
  P.O. BOX 94200
  PALATINE IL 60094-4200.....................   5,536,070.40           N/A       6.42%         N/A
MET LIFE INVESTORS VA/VUL
  MET LIFE VARIABLE ANNUITY
  ACCT ONE
  ATTN STACIE GANNON
  P.O. BOX 295
  DES MOINES IA 50301-0295...................            N/A     65,379.90        N/A         5.83%
GLENBROOK LIFE & ANNUITY CO
  PROPRIETARY ACCOUNT
  P.O. BOX 94200
  PALATINE IL 60094-4200.....................   4,365,039.58           N/A       5.06%         N/A
ING LIFE INSURANCE AND ANNUITY CO
  CONVEYOR TN41
  151 FARMINGTON AVE
  HARTFORD CT 06156-0001.....................   5,642,782.92           N/A       6.54%         N/A
ALLSTATE LIFE INS CO
  ATTN AIMVI-AIMVA3
  3100 SANDERS RD STE K4A
  NORTHBROOK IL 60061-7154...................            N/A    121,923.55        N/A        10.87%
LINCOLN LIFE
  FLEXIBLE PREMIUM VARIABLE LIFE ACCT
  M/VUL-1 SA-M
  ATTN KAREN GERKE
  1300 CLINTON STREET
  MAIL STOP 4C01
  FORT WAYNE IN 46802-3518...................   4,334,127.75           N/A       5.02%         N/A

                                                 SERIES I       SERIES II      SERIES I    SERIES II
                                                  SHARES          SHARES        SHARES       SHARES
                                               -------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                               SHARES OWNED    SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------           -------------   ------------   ----------   ----------
MERRILL LYNCH PIERCE FENNER & SMITH
  FBO THE SOLE BENEFIT OF CUSTOMERS
  4800 DEER LAKE DR E
  JACKSONVILLE FL 32246-6484.................  12,560,911.97           N/A      14.56%         N/A
NATIONWIDE INSURANCE COMPANY
  NWVA7
  C/O IPO PORTFOLIO ACCOUNTING
  P.O. BOX 182029
  COLUMBUS OH 43218-2029.....................            N/A     92,347.09        N/A         8.23%
NATIONWIDE INSURANCE COMPANY
  NWVA9
  C/O IPO PORTFOLIO ACCOUNTING
  P.O. BOX 182029
  COLUMBUS OH 43218-2029.....................            N/A     89,846.97        N/A         8.01%
PRUDENTIAL INSURANCE CO IF AMER
  ATTN IGG FINL REP SEP ACCTS NJ-02-07-01
  213 WASHINGTON ST 7TH FL
  NEWARK NJ 07102-2992.......................   9,930,162.51           N/A      11.51%         N/A
THE LINCOLN NATIONAL LIFE INS CO
  ATTN SHIRLEY SMITH
  1300 SOUTH CLINTON STREET
  FORT WAYNE IN 46802-3506...................            N/A    488,576.73        N/A        43.56%

AIM V.I. SMALL CAP EQUITY FUND

                                                  SERIES I      SERIES II      SERIES I    SERIES II
                                                   SHARES         SHARES        SHARES       SHARES
                                                ------------   ------------   ----------   ----------
                                                 NUMBER OF      NUMBER OF     PERCENTAGE   PERCENTAGE
                                                SHARES OWNED   SHARES OWNED    OWNED OF     OWNED OF
NAME AND ADDRESS OF PRINCIPAL HOLDER             OF RECORD      OF RECORD       RECORD       RECORD
------------------------------------            ------------   ------------   ----------   ----------
HARTFORD LIFE AND ANNUITY
  SEPARATE ACCOUNT
  ATTN DAVE TEN BROECK
  PO BOX 2999
  HARTFORD CT 06104-2999......................   126,601.34           N/A       58.52%*        N/A
HARTFORD LIFE INS CO
  SEPARATE ACCT
  ATTN DAVE TEN BROECK
  PO BOX 2999
  HARTFORD CT 06104-2999......................    39,668.10           N/A       18.34          N/A
A I M ADVISORS, INC
  ATTN: DAVID HESSEL
  11 GREENWAY PLAZA, STE 100
  HOUSTON, TEXAS 77046-1173...................    50,061.97     50,037.40       23.14%         100%*

                                                                      APPENDIX I

                                 CHARTER OF THE
                     GOVERNANCE COMMITTEES OF THE AIM FUNDS
                             AND THE INVESCO FUNDS
                          (ADOPTED DECEMBER 10, 2003)

     The Boards of Directors/Trustees ("Boards") of The AIM Funds and The INVESCO Funds (collectively, "Funds"), have established a Governance Committee for each of the Funds. This Charter shall govern the membership, duties and operations of the Governance Committee of each of the Funds. References in this Charter to "the Committees" shall mean the collective Governance Committees of all Funds.

     Membership: Each member of the Committees shall be a director and trustee of the Funds who is not an "interested person" of the Funds within the meaning of the Investment Company Act of 1940, as amended ("1940 Act"). Each member of the Committees shall also meet the director independence requirements for serving on audit committees as set forth from time to time in the New York Stock Exchange listing standards (currently, Section 303A.06), and as set forth in rules promulgated by the Securities and Exchange Act (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are applicable to investment companies whose shares are listed for trading on a national securities exchange (currently, Rule 10A-3(b)(1)(iii)) (members that meet such requirements are referred to herein as the "audit committee independent directors").

     Chair and Vice Chair: The Committees shall have a Chair and Vice Chair. The Chair shall set the agenda for, and preside at, each meeting of the Committees and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees. The Vice Chair shall act as Chair in the absence or inability to act of the Chair and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees.

     Lead Dis-interested Director: The directors/trustees of the Funds who are not "interested persons" of the Funds, as defined in the 1940 Act ("dis-interested directors"), may appoint a dis-interested director as the "Lead Dis-interested Director." The Lead Dis-interested Director shall from time to time as requested by the Committees act as liaison with management on particular issues. Such functions are not to interfere with any directors'/trustees' communications with management (and vice versa) on any issue; nor are such functions intended to interfere with the interaction between management and any of the Committees, other committees of the Boards, or the chair or vice chair of the Committees or of such other committees.

     Recommendation as to Share Ownership: The Committees recommend that each director/trustee of the Funds beneficially own, on an aggregate basis, a minimum dollar amount of shares of the Funds. The recommended minimum dollar amount shall be $100,000 or the lowest dollar amount in the highest dollar range set forth from time to time in Item 13(b)(4) of Form N-1A and/or Item 22(b)(5) of
Schedule 14A, if the lowest dollar amount in the highest dollar range set forth in such Items is greater than $100,000. For purposes of this recommendation, (i) shares of the Funds beneficially owned by the directors/trustees shall include, for those directors/trustees who have executed a Deferred Compensation Agreement with respect to the Funds, shares of the Funds in which the deferral accounts of such directors/trustees are deemed to be invested under such Deferred Compensation Agreements, and (ii) shares of the Funds beneficially owned by the directors/trustees shall not include shares of AIM Select Real Estate Income Fund that are beneficially owned by the directors/trustees.

     Meetings: The Committees may meet separately or in conjunction with meetings of the Boards of the Funds. Meetings of the Committees may be held in person or by other means as permitted by the Bylaws of the Funds.

     Duties:  The duties of the Committees are:

          (a) to nominate persons for election or appointment as dis-interested directors (i) as additions to the Boards, (ii) to fill vacancies which, from time to time, may occur in the Boards and (iii) for election by shareholders of Funds at meetings called for the election of directors;

          (b) to nominate persons for appointment as members of each committee of the Boards, including without limitation the Committees, the Audit Committees, the Investments Committees and the Valuation Committees, and to nominate persons for appointment as chair and vice chair of each such committee;

          (c) to review from time to time, the compensation, if any, payable to the directors of the Funds and to make recommendations to the Boards with respect thereto;

          (d) to review and evaluate from time to time the functioning of the Boards and the various committees of the Boards and to make recommendations to the Boards with respect thereto;

          (e) to select independent legal counsel to the dis-interested directors and to review and approve the compensation paid to independent legal counsel to the dis-interested directors; and

          (f) provided that the Committees are comprised solely of dis-interested directors and that each member of the Committees is an audit committee independent director, to review and approve the compensation paid to independent counsel and other advisers, if any, to the Audit Committees of the Funds.

     Nomination of Dis-interested Directors: After a determination by the Committees that a person should be nominated as an additional dis-interested director, or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for a dis-interested director position on any of the Boards, the Committees shall nominate a person for appointment by a majority of the dis-interested directors to add to the Boards or to fill the vacancy. Prior to a meeting of the shareholders of the Funds called for the purpose of electing dis-interested directors, the Committees shall nominate one or more persons for election as dis-interested directors at such meeting.

     Evaluation by the Committees of a person as a potential nominee to serve as a dis-interested director, including a person nominated by a shareholder, should result in the following findings by the Committees:

          (a) upon advice of independent legal counsel to the dis-interested directors, that the person will qualify as a dis-interested director and that the person is otherwise qualified under applicable laws and regulations to serve as a director/trustee of the Funds;

          (b) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a dis-interested director;

          (c) with respect to potential nominees to serve as dis-interested director members of the Audit Committees of the Funds, upon advice of independent legal counsel to the dis-interested directors, that the person:
     (i) is free of any material relationship with the Funds (other than as a shareholder of the Funds), either directly or as a partner, shareholder or officer of an organization that has a relationship with the Funds, (ii) meets the requirements regarding the financial literacy or financial expertise of audit committee members, as set forth from time to time in the New York Stock Exchange listing standards and in any rules promulgated by the SEC that are applicable to investment companies whose shares are listed for trading on a national securities exchange, and (iii) is an audit committee independent director;

          (d) that the person can make a positive contribution to the Boards and the Funds, with consideration being given to the person's business experience, education and such other factors as the Committees may consider relevant;

          (e) that the person is of good character and high integrity; and

          (f) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Boards.

     Consistent with the 1940 Act, the Committees can consider recommendations from management in its evaluation process.

     As long as any Fund relies on any of Rule 10f-3, Rule 12b-1, Rule 15a-4(b)(2), Rule 17a-7, Rule 17a-8, Rule 17d-1(d)(7), Rule 17e-1, Rule
17g-1(j), Rule 18f-3 or Rule 23c-3, (i) a majority of the directors/ trustees of the Fund shall be dis-interested directors, (ii) the selection and nomination of any other dis-interested directors shall be committed to the discretion of the existing dis-interested directors, and (iii) any person who acts as legal counsel to the dis-interested directors shall be "independent legal counsel," as defined in the 1940 Act.

     In seeking out potential nominees and in nominating persons to serve as dis-interested directors of the Funds, the Committees shall not discriminate against any person based on his or her race, religion, national origin, sex, physical disability and other factors not relevant to the person's ability to serve as a dis-interested director.

     Nomination of Committee Members: The Committees shall periodically review the members of each committee of the Boards, including without limitation the Committees, the Audit Committees, the Investments Committees and the Valuation Committees. The Committees shall from time to time nominate persons to serve as members of each committee of the Boards, as well as persons who shall serve as the chair and vice chair of each such committee. Evaluation by the Committees of a person as a potential committee member shall include the factors set forth above under "Nomination of Dis-interested Directors," to the extent that such factors are applicable or relevant. All such persons shall be appointed by a majority of the directors/ trustees of the Funds. An individual may be nominated to serve on more than one committee of a Board.

     Nominees Recommended by Shareholders: The Committees shall consider nominees recommended by a shareholder to serve as directors/trustees, provided:
(i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors/ trustees will be elected; and (ii) that the Committees or the Board, as applicable, shall make the final determination of persons to be nominated. For each Fund other than INVESCO Variable Investment Funds, Inc. ("IVIFI"), the procedures to be followed by shareholders in submitting such recommendations are set forth in the Fund's Bylaws. For IVIFI, a shareholder who desires to recommend a nominee shall submit a request in writing to the Chair of IVIFI's Governance Committee. The Committees shall evaluate nominees recommended by a shareholder to serve as directors/trustees in the same manner as they evaluate nominees identified by the Committees.

     Review of Compensation: At least annually, the Committees shall review and recommend the amount of compensation, if any, payable to the directors of the Funds and report its findings and recommendation to the Boards. Compensation shall be based on the responsibilities and duties of the dis-interested directors and such other directors and the time required to perform these duties. The Committees shall also make recommendations to the Boards regarding matters related to compensation including deferred compensation plans and retirement plans for the dis-interested directors and such other directors, and shall monitor any and all such retirement plans and deferred compensation plans.

     Evaluation Function: The Committees shall consider, oversee and implement any periodic evaluation process of the Boards and all committees of the Boards.

     Selection of Counsel: The Committees shall consider and oversee the selection of "independent legal counsel," as defined in the 1940 Act, to the dis-interested directors and recommend such counsel to the dis-interested directors. In making such selection the Committees will examine and monitor such legal counsel's client relationships, in accordance with any applicable rules promulgated by the SEC, in order to ascertain continued independence.

     Attendance at Annual Meetings. Of the Funds, only AIM Select Real Estate Income Fund holds annual meetings of shareholders. The Funds' policy with regard to director/trustee attendance at annual meetings of shareholders, if any, is that directors/trustees are encouraged but not required to attend such annual meetings.

     Authority: The Committees shall have the resources and authority appropriate to carry out their duties, including the authority to engage independent counsel and other advisers, experts or consultants as they deem necessary to carry out their duties, all at the expense of the appropriate Funds. The Committees shall be responsible for reviewing and approving the compensation paid to such counsel and other advisers.

     Funding: The Funds shall provide for appropriate funding, as determined by the Committees, in their capacity as committees of the Boards, for payment of
(i) compensation to any independent counsel or other advisers employed by the Committees and (ii) ordinary administrative expenses of the Committees under the authority set forth in this Charter.

     Review of Charter: The Committees shall review this Charter at least annually, and shall recommend any changes to the full Boards. This Charter may be amended only by the full Boards, with the approval of a majority of the dis-interested directors.

     Maintenance of Charter: Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for such Fund and any modification to such Charter.

                                                                     APPENDIX II

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                            POLICIES AND PROCEDURES
                     AS ADOPTED BY THE AUDIT COMMITTEES OF
               THE AIM FUNDS AND THE INVESCO FUNDS (THE "FUNDS")
                            AMENDED NOVEMBER 6, 2003

I.  STATEMENT OF PRINCIPLES

     Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/ Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by the Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

     Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval") or require the specific pre-approval of the Audit Committee ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding general pre-approved cost levels or established amounts will also require specific pre-approval by the Audit Committee.

     The Audit Committee will annually review and pre-approve the services that may be provided by the Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

II.  DELEGATION

     The Audit Committee may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next-scheduled meeting.

III.  AUDIT SERVICES

     The annual audit services engagement terms and fees will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

     In addition to the annual Audit services engagement, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV.  GENERAL PRE-APPROVAL OF NON-AUDIT SERVICES

     The Audit Committee may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

     "Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

TAX SERVICES

     "Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

ALL OTHER SERVICES

     The Audit Committee may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in
Exhibit 1 to this policy.

V.  SPECIFIC PRE-APPROVAL OF NON-AUDIT SERVICES

     The Audit Committee may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

VI.  PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

     Pre-approval fee levels or established amounts for services to be provided by the Auditor under general pre-approval policies will be set annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

VII.  PROCEDURES

     On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees where possible and such other information as the Audit Committee may request.

     Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next regularly scheduled Audit Committee meeting of any such services rendered by the Auditor.

     Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

     Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

     On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

     The Audit Committee has designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

                                                                       EXHIBIT 1

     CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     - Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     - Actuarial services

     - Internal audit outsourcing services

     CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     - Management functions

     - Human resources

     - Broker-dealer, investment adviser, or investment banking services

     - Legal services

     - Expert services unrelated to the audit

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                        AIM V.I. AGGRESSIVE GROWTH FUND

                 (A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated_____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)
                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                      PLEASE SIGN AND DATE ON THE REVERSE.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
2.  To elect sixteen individuals to the Board, each of whom will serve                ALL      FOR ALL     EXCEPT*
    until his or her successor is elected and qualified:                                       NOMINEES
                                                                                      [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                             AIM V.I. BALANCED FUND

                 (A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated_____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)
                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                      PLEASE SIGN AND DATE ON THE REVERSE.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
2.  To elect sixteen individuals to the Board, each of whom will serve                ALL      FOR ALL     EXCEPT*
    until his or her successor is elected and qualified:                                       NOMINEES
                                                                                      [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                           AIM V.I. BASIC VALUE FUND

                 (A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated_____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)
                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                      PLEASE SIGN AND DATE ON THE REVERSE.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
2.  To elect sixteen individuals to the Board, each of whom will serve                ALL      FOR ALL     EXCEPT*
    until his or her successor is elected and qualified:                                       NOMINEES
                                                                                      [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                            AIM V.I. BLUE CHIP FUND

                 (A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated_____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)
                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                      PLEASE SIGN AND DATE ON THE REVERSE.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
2.  To elect sixteen individuals to the Board, each of whom will serve                ALL      FOR ALL     EXCEPT*
    until his or her successor is elected and qualified:                                       NOMINEES
                                                                                      [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                       AIM V.I. CAPITAL APPRECIATION FUND

                 (A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated_____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)
                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                      PLEASE SIGN AND DATE ON THE REVERSE.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
2.  To elect sixteen individuals to the Board, each of whom will serve                ALL      FOR ALL     EXCEPT*
    until his or her successor is elected and qualified:                                       NOMINEES
                                                                                      [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                 (A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated_____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)
                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                      PLEASE SIGN AND DATE ON THE REVERSE.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
2.  To elect sixteen individuals to the Board, each of whom will serve                ALL      FOR ALL     EXCEPT*
    until his or her successor is elected and qualified:                                       NOMINEES
                                                                                      [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                           AIM V.I. CORE EQUITY FUND

                 (A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated_____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)
                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                      PLEASE SIGN AND DATE ON THE REVERSE.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
2.  To elect sixteen individuals to the Board, each of whom will serve                ALL      FOR ALL     EXCEPT*
    until his or her successor is elected and qualified:                                       NOMINEES
                                                                                      [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                 (A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated_____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)
                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                      PLEASE SIGN AND DATE ON THE REVERSE.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
2.  To elect sixteen individuals to the Board, each of whom will serve                ALL      FOR ALL     EXCEPT*
    until his or her successor is elected and qualified:                                       NOMINEES
                                                                                      [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                        AIM V.I. DIVERSIFIED INCOME FUND

                 (A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated_____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)
                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                      PLEASE SIGN AND DATE ON THE REVERSE.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
2.  To elect sixteen individuals to the Board, each of whom will serve                ALL      FOR ALL     EXCEPT*
    until his or her successor is elected and qualified:                                       NOMINEES
                                                                                      [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                      AIM V.I. GOVERNMENT SECURITIES FUND

                 (A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated_____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)
                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                      PLEASE SIGN AND DATE ON THE REVERSE.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
2.  To elect sixteen individuals to the Board, each of whom will serve                ALL      FOR ALL     EXCEPT*
    until his or her successor is elected and qualified:                                       NOMINEES
                                                                                      [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                              AIM V.I. GROWTH FUND

                 (A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated_____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)
                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                      PLEASE SIGN AND DATE ON THE REVERSE.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
2.  To elect sixteen individuals to the Board, each of whom will serve                ALL      FOR ALL     EXCEPT*
    until his or her successor is elected and qualified:                                       NOMINEES
                                                                                      [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                            AIM V.I. HIGH YIELD FUND

                 (A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated_____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)
                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                      PLEASE SIGN AND DATE ON THE REVERSE.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
2.  To elect sixteen individuals to the Board, each of whom will serve                ALL      FOR ALL     EXCEPT*
    until his or her successor is elected and qualified:                                       NOMINEES
                                                                                      [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                       AIM V.I. INTERNATIONAL GROWTH FUND

                 (A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated_____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)
                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                      PLEASE SIGN AND DATE ON THE REVERSE.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
2.  To elect sixteen individuals to the Board, each of whom will serve                ALL      FOR ALL     EXCEPT*
    until his or her successor is elected and qualified:                                       NOMINEES
                                                                                      [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                         AIM V.I. LARGE CAP GROWTH FUND

                 (A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated_____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)
                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                      PLEASE SIGN AND DATE ON THE REVERSE.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
2.  To elect sixteen individuals to the Board, each of whom will serve                ALL      FOR ALL     EXCEPT*
    until his or her successor is elected and qualified:                                       NOMINEES
                                                                                      [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                       AIM V.I. MID CAP CORE EQUITY FUND

                 (A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated_____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)
                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                      PLEASE SIGN AND DATE ON THE REVERSE.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
2.  To elect sixteen individuals to the Board, each of whom will serve                ALL      FOR ALL     EXCEPT*
    until his or her successor is elected and qualified:                                       NOMINEES
                                                                                      [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                           AIM V.I. MONEY MARKET FUND

                 (A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated_____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)
                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                      PLEASE SIGN AND DATE ON THE REVERSE.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
2.  To elect sixteen individuals to the Board, each of whom will serve                ALL      FOR ALL     EXCEPT*
    until his or her successor is elected and qualified:                                       NOMINEES
                                                                                      [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                          AIM V.I. PREMIER EQUITY FUND

                 (A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated_____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)
                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                      PLEASE SIGN AND DATE ON THE REVERSE.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
2.  To elect sixteen individuals to the Board, each of whom will serve                ALL      FOR ALL     EXCEPT*
    until his or her successor is elected and qualified:                                       NOMINEES
                                                                                      [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

--------------------------------------------------------------------------------

IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      EACH SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!

PROXY CARD                                                           PROXY CARD
             PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")

                         AIM V.I. SMALL CAP EQUITY FUND

                 (A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS)


       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 2, 2004

       The undersigned hereby appoints Kevin M. Carome, Robert H. Graham and Mark H. Williamson, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on April 2, 2004, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE.

                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                           Dated_____________________ 2004


                                           -------------------------------------

                                           -------------------------------------
                                             Signature(s) (if held jointly)
                                                 (Please sign in box)
                                           NOTE: PLEASE SIGN EXACTLY AS YOUR
                                           NAME APPEARS ON THIS PROXY CARD. ALL
                                           JOINT OWNERS SHOULD SIGN. WHEN
                                           SIGNING AS EXECUTOR, ADMINISTRATOR,
                                           ATTORNEY, TRUSTEE OR GUARDIAN OR AS
                                           CUSTODIAN FOR A MINOR, PLEASE GIVE
                                           FULL TITLE AS SUCH. IF A CORPORATION,
                                           PLEASE SIGN IN FULL CORPORATE NAME
                                           AND INDICATE THE SIGNER'S OFFICE. IF
                                           A PARTNER, PLEASE SIGN IN THE
                                           PARTNERSHIP NAME.

                      PLEASE SIGN AND DATE ON THE REVERSE.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.


                                                                                               WITHHOLD
                                                                                      FOR     AUTHORITY    FOR ALL
2.  To elect sixteen individuals to the Board, each of whom will serve                ALL      FOR ALL     EXCEPT*
    until his or her successor is elected and qualified:                                       NOMINEES
                                                                                      [ ]        [ ]         [ ]


         01  Bob R. Baker        05  Albert R. Dowden       09  Robert H. Graham      13  Ruth H. Quigley
         02  Frank S. Bayley     06  Edward K. Dunn, Jr.    10  Gerald J. Lewis       14  Louis S. Sklar
         03  James T. Bunch      07  Jack M. Fields         11  Prema Mathai-Davis    15  Larry Soll, Ph.D.
         04  Bruce L. Crockett   08  Carl Frischling        12  Lewis F. Pennock      16  Mark H. Williamson

*TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
 EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

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